EXHIBIT 10.1
                                                                    ------------


WHEN RECORDED, RETURN TO:

Fennemore Craig
Suite 2600
3003 North Central Avenue
Phoenix, Arizona  85012
Attention:  William L. Kurtz

                                                  IDS LIFE LOAN NO. 694-001-637

                          AMENDMENT AND RESTATEMENT OF
                      DEED OF TRUST AND SECURITY AGREEMENT
                         AND FIXTURE FINANCING STATEMENT
                       WITH ASSIGNMENT OF LEASES AND RENTS
                       -----------------------------------


Grantor:
                     WESTCOAST HOSPITALITY, LIMITED PARTNERSHIP, A DELAWARE LIMITED PARTNERSHIP WHICH ACQUIRED TITLE AS Cavanaughs Hospitality Limited partnership

Grantee:
                     IDS Life Insurance Company, a Minnesota corporation


Legal Description:
                     1. ALL OF LOTS 1, 2, 3 AND THE EAST 39 FEET OF LOT 4 IN BLOCK 13 OF RESURVEY AND ADDITION TO SPOKANE FALLS, As PER PLAT THEREOF RECORDED IN VOLUME "A" OF PLATS, PAGE 1;

                     2. Complete legal description is on Exhibit A to this document

REFERENCE NO.:
                     recorded May 13, 1996, Recording No. 9605130001, in the office of the Spokane County Recorder

Assessor's Property Tax Parcel Account Number:
                     35183.0401

                                  MAY 21, 2001

                 AMENDMENT AND RESTATEMENT OF DEED OF TRUST AND
                 ----------------------------------------------
             SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT WITH
             -------------------------------------------------------
                         ASSIGNMENT OF LEASES AND RENTS
                         ------------------------------


                     This AMENDMENT AND RESTATEMENT OF DEED OF TRUST AND SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT WITH ASSIGNMENT OF LEASES AND RENTS, made this 21st day of May, 2001, between WESTCOAST HOSPITALITY, LIMITED PARTNERSHIP, a Delaware limited partnership which acquired title as Cavanaughs Hospitality Limited Partnership ("Grantor"), whose post office address is c/o WestCoast Hospitality Corporation, 201 West North River Drive, Suite 100, Spokane, Washington 99201, and IDS LIFE INSURANCE COMPANY, a Minnesota corporation ("Beneficiary"), whose address is c/o American Express Financial Corporation, 25540 AXP Financial Center, Minneapolis, Minnesota 55474.

                              PRELIMINARY RECITALS:

                     A. WEST 201 NORTH RIVER DRIVE L.P., a Washington limited partnership ("Original Grantor"), has executed and delivered that certain Promissory Note dated May 7, 1996 (the "Initial Note"), made by Original Grantor, as Borrower, to the order of Beneficiary, as Lender, in the face amount of ELEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($11,500,000), which Initial Note has been amended by that certain Amendment to Promissory Note dated February 24, 1998 (the "Note Amendment"), by and between Original Grantor, as Borrower, and Beneficiary, as Lender, (the Initial Note, as amended by the Note Amendment, is herein referred to as the "Original Note").

                     B. The Original Note was secured by that certain Deed of Trust and Security Agreement and Fixture Financing Statement with Assignment of Leases and Rents dated May 7, 1996 (the "Initial Deed of Trust"), by Original Grantor, as Grantor, to TRANSNATION TITLE INSURANCE COMPANY, an Arizona corporation, as Trustee, for the use and benefit of Beneficiary, as Beneficiary, recorded May 13, 1996, in Recording No. 9605130001, in the office of the Spokane County Recorder (all recording information contained herein refers to recordings in the office of the Spokane County Recorder), which Initial Deed of Trust was modified by that certain Assumption and Modification Agreement dated February 24, 1998 (the "Assumption and Modification"), by and between Beneficiary, as Lender, Original Grantor, as Borrower, and Grantor, as Transferee, recorded February 24, 1998, in Recording No. 4190343, (the Initial Deed of Trust, as modified by the Assumption and Modification, is herein referred to as the "Original Deed of Trust"), on certain property located in Spokane County, Washington and legally described in the Assumption and Modification (the "Premises").

                     C. The Original Note was further secured by that certain Assignment of Leases and Rents dated May 7, 1996 (the "Initial Assignment of Leases"), by Original Grantor, as Assignor, to Beneficiary, as Lender, recorded May 13, 1996, in Recording

                                      -a-

No. 9605130005, which Initial Assignment of Leases was modified by the Assumption and Modification, (the Initial Assignment of Leases, as modified by the Assumption and Modification, is herein referred to as the "Original Assignment of Leases").

                     D. The Premises were transferred from Original Grantor to Grantor and Grantor assumed all obligations of Original Grantor under the terms of the Original Note, the Original Deed of Trust, and the Original Assignment of Leases pursuant to the Assumption and Modification accruing from and after February 24, 1998.

                     E. The terms of the Original Note and the Original Assignment of Leases, respectively, have been modified by an Amendment and Restatement of Promissory Note, and by an Amendment and Restatement of Assignment of Leases and Rents, each dated of even date herewith between Grantor and Beneficiary.

                     F. The parties hereto desire to amend and fully restate the terms of the Original Deed of Trust in its entirety.

                     NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt of which is hereby acknowledged, Grantor and Beneficiary do hereby amend and fully restate the terms of the Original Deed of Trust in its entirety as follows:

                                      -b-

                      DEED OF TRUST AND SECURITY AGREEMENT
                         AND FIXTURE FINANCING STATEMENT
                       WITH ASSIGNMENT OF LEASES AND RENTS
                       -----------------------------------


             WESTCOAST HOSPITALITY, LIMITED PARTNERSHIP, A DELAWARE
                   LIMITED PARTNERSHIP WHICH ACQUIRED TITLE AS
              Cavanaughs Hospitality Limited partnership, GRANTOR,



                      TRANSNATION TITLE INSURANCE COMPANY,
                        AN ARIZONA CORPORATION, TRUSTEE,


                                       AND


                           IDS LIFE INSURANCE COMPANY,
                      A MINNESOTA CORPORATION, BENEFICIARY


                                  MAY 21, 2001

                      Deed of Trust and Security Agreement
                         and Fixture Financing Statement
                       with Assignment of Leases and Rents

                                Table of Contents

Section                        Heading                                     Page
-------                        -------                                     ----

Parties and Recitals.........................................................1
Granting Clauses.............................................................1

Article 1                      General Representations and Warranties........4
---------                      --------------------------------------
1.1                            Representations and Warranties................4
1.2                            Continuing Obligation.........................7

Article 2                      Covenants and Agreements......................7
---------                      ------------------------
2.1                            Payment of Indebtedness;
                                  Observance of Covenants....................7
2.2                            Maintenance and Repairs.......................8
2.3                            Payment of Operating Costs;
                                  Liens; and Other Indebtedness..............8
2.4                            Payment of Impositions........................8
2.5                            Contest of Liens and Impositions..............9
2.6                            Protection of Security........................9
2.7                            Annual Statements.............................9
2.8                            Additional Assurances........................10
2.9                            Due on Sale or Mortgaging, Etc...............11
2.10                           Transfer Permitted...........................12

Article 3                      Insurance and Escrows........................14
---------                      ---------------------
3.1                            Insurance....................................14
3.2                            Escrows......................................16

Article 4                      Uniform Commercial Code......................17
---------                      -----------------------
4.1                            Security Agreement...........................17
4.2                            Fixture Filing...............................17
4.3                            Representations and Agreements...............17
4.4                            Maintenance of Property......................18

Article 5                      Application of Insurance and Awards..........19
---------                      -----------------------------------
5.1                            Damage or Destruction of the Premises........19
5.2                            Condemnation.................................19

5.3                            Disbursement of Insurance and
                                  Condemnation Proceeds.....................20

Article 6                      Leases and Rents.............................22
---------                      ----------------
6.1                            Grantor to Comply with Leases................22
6.2                            Beneficiary's Right to Perform
                                  under Leases..............................23
6.3                            Assignment of Leases and Rents...............23

Article 7                      Rights of Beneficiary........................25
---------                      ---------------------
7.1                            Right to Cure Event of Default...............25
7.2                            No Claim Against Beneficiary.................25
7.3                            Inspection...................................25
7.4                            Waivers; Releases; Resort to
                                  Other Security; Etc.......................25
7.5                            Rights Cumulative............................26
7.6                            Subsequent Agreements........................26
7.7                            Waiver of Appraisement, Homestead,
                                  Marshaling................................26
7.8                            Business Loan Representation.................26
7.9                            Dishonored Checks............................26

Article 8                      Events of Default and Remedies...............27
---------                      ------------------------------
8.1                            Events of Default............................27
8.2                            Beneficiary's Right to Accelerate............28
8.3                            Remedies of Beneficiary and Right
                                  to Foreclose..............................29
8.4                            Receiver.....................................29
8.5                            Rights Under Uniform Commercial
                                  Code......................................29
8.6                            Right to Discontinue Proceedings.............30
8.7                            Waivers......................................30

Article 9                      Hazardous Materials..........................30
---------                      -------------------
9.1                            Definitions .................................30
9.2                            Representations by Grantor...................30
9.3                            Covenants by Grantor.........................31
9.4                            Events of Default and Remedies...............31
9.5                            Indemnification..............................32
9.6                            Loss of Value ...............................32

Article 10                     Miscellaneous................................32
----------                     -------------
10.1                           Release of Deed of Trust.....................32
10.2                           Choice of Law................................33
10.3                           Successors and Assigns.......................33
10.4                           Partial Invalidity...........................33

10.5                           Captions and Headings........................33
10.6                           Notices......................................33
10.7                           Building Use.................................34
10.8                           Management of the Premises...................34
10.9                           Amendment/Modification.......................34
10.10                          Substitution of the Trustee..................34
10.11                          Representations of Grantor...................34
10.12                          Beneficiary's Expense........................34
10.13                          Beneficiary's Right to Counsel...............35
10.14                          Other Representations and
                                  Warranties................................35
10.15                          Limitation of Interest.......................36
10.16                          Time of the Essence..........................36
10.17                          Survival of Representations,
                                  Warranties and Covenants..................36
10.18                          Waiver of Jury Trial.........................36
10.19                          Minimum Requirement..........................37
10.20                          Interest Rate Adjustment ....................37
10.21                          Oral Agreements or Commitments ..............37
10.22                          Powers of Trustee............................37
10.23                          Partial Non-Recourse to Trustor
                                 and the Partners of Trustor................38
10.24                          Annex Property and Declaration...............38
10.25                          Counterparts.................................38
10.26                          Dating of this Deed of Trust.................38


                                List of Exhibits
                                ----------------

A                              Legal Description

                      DEED OF TRUST AND SECURITY AGREEMENT
                         AND FIXTURE FINANCING STATEMENT
                       WITH ASSIGNMENT OF LEASES AND RENTS
                       -----------------------------------

                     THIS DEED OF TRUST AND SECURITY AGREEMENT AND FIXTURE FINANCING STATEMENT WITH ASSIGNMENT OF LEASES AND RENTS ("Deed of Trust") is made and delivered as of the 21st day of May, 2001, by WESTCOAST HOSPITALITY, LIMITED PARTNERSHIP, a Delaware limited partnership which acquired title as Cavanaughs Hospitality Limited Partnership ("Grantor"), whose mailing address is c/o WestCoast Hospitality Corporation, 201 West North River Drive, Suite 100, Spokane, Washington 99201, to TRANSNATION TITLE INSURANCE COMPANY, an Arizona corporation ("Trustee"), having a mailing address of 720 North Argonne Road, Spokane, Washington 99212, for the use and benefit of IDS LIFE INSURANCE COMPANY, a Minnesota corporation ("Beneficiary"), having a mailing address of c/o American Express Financial Corporation, 25540 AXP Financial Center, Minneapolis, Minnesota 55474.

                     WITNESSETH, that, in consideration of the "Indebtedness" (as hereinafter defined) and the sums advanced to Grantor in hand paid by Beneficiary, receipt whereof is hereby acknowledged, and other good and valuable consideration, GRANTOR DOES HEREBY IRREVOCABLY MORTGAGE, GRANT, BARGAIN, SELL AND CONVEY UNTO TRUSTEE, ITS SUCCESSORS AND ASSIGNS, IN TRUST FOREVER, WITH POWER OF SALE AND RIGHT OF ENTRY AND POSSESSION, AND GRANTS TO BENEFICIARY A SECURITY INTEREST IN all of Grantor's right, title and interest now owned or hereafter acquired in and to the following properties (all of the following being hereafter collectively referred to as the "Premises") to secure (a) payment of the "Note" (as hereinafter defined); (b) due, prompt and complete observance and performance of each and every obligation, covenant and agreement of Grantor contained in the Note, this Deed of Trust and any other "Loan Documents" (as hereinafter defined); and (c) all other sums of money secured hereby as hereinafter provided:

                                GRANTING CLAUSE A
                                -----------------
                                  REAL PROPERTY
                                  -------------

                     All the tracts or parcels of real property lying and being in the County of Spokane, State of Washington, all as more fully described in Exhibit A attached hereto and made a part hereof, together with all the estates and rights in and to the real property, water, mineral or oil rights and in and to lands lying in streets, alleys and roads or gores of land adjoining the real property and all buildings, structures, improvements, fixtures and annexations, access rights, easements, rights of way or use, servitudes, licenses, tenements, hereditaments and appurtenances now or hereafter belonging or pertaining to the real property and all proceeds and products derived therefrom whether now owned or hereafter acquired.

                                GRANTING CLAUSE B
                                -----------------

                      IMPROVEMENTS, FIXTURES, EQUIPMENT AND
                      -------------------------------------
                                PERSONAL PROPERTY
                                -----------------

                     All buildings, equipment (including Grantor's interest in any lease of such equipment), fixtures, improvements, building supplies and materials and personal property now or hereafter attached to, located in, placed in or necessary to the use, operation or maintenance of the improvements on the Premises including, but without being limited to, all machinery, fittings, fixtures, apparatus, equipment or articles used to supply heating, gas, electricity, air conditioning, water, light, waste disposal, power, refrigeration, ventilation, and fire and sprinkler protection, as well as all elevators, escalators, overhead cranes, hoists and assists, and the like, and all furnishings, supplies, draperies, maintenance and repair equipment, window and structural cleaning rigs and equipment, floor coverings, appliances, screens, storm windows, blinds, awnings, shrubbery and plants (it being understood that the enumeration of specific articles of property shall in no way be held to exclude items of property not specifically enumerated), as well as renewals, replacements, proceeds, additions, accessories, increases, parts, fittings, insurance payments, awards and substitutes thereof, together with all interest of Grantor in any such items hereafter acquired, and all personal property which by the terms of any lease shall become the property of Grantor at the termination of such lease, all of which personal property mentioned herein shall be deemed fixtures and accessory to the freehold and a part of the realty and not severable in whole or in part without material injury to the Premises, but excluding therefrom the removable personal property owned by tenants in the Premises.

                                GRANTING CLAUSE C
                                -----------------

                            RENTS, LEASES AND PROFITS
                            -------------------------

                     All rents, issues, income, revenue, receipts, fees, and profits now due or which may hereafter become due under or by virtue of and together with all right, title and interest of Grantor in and to any lease, license, sublease, contract or other kind of occupancy agreement, whether written or verbal, for the use or occupancy of the Premises or any part thereof together with all security therefor and all monies payable thereunder, including, without limitation, tenant security deposits, and all books and records which contain information pertaining to payments made thereunder and security therefor, subject, however, to the conditional permission herein given to Grantor to collect the rents, income and other normal income benefits arising under any agreements. Beneficiary shall have the right, not as a limitation or condition hereof but as a personal covenant available only to Beneficiary, at any time and from time to time, to notify any lessee of the rights of Beneficiary hereunder.

                     Together with all right, title and interest of Grantor in and to any and all contracts for sale and purchase of all or any part of the property described in Granting

Clauses (A), (B) and (C) hereof, and any down payments, earnest money deposits or other sums paid or deposited in connection therewith.

                                GRANTING CLAUSE D
                                -----------------

                         JUDGMENTS, CONDEMNATION AWARDS,
                         -------------------------------
                               INSURANCE PROCEEDS,
                               -------------------
                                AND OTHER RIGHTS
                                ----------------

                     All awards, compensation or settlement proceeds made by any governmental or other lawful authorities for the threatened or actual taking or damaging by eminent domain of the whole or any part of the Premises, including any awards for a temporary taking, change of grade of streets or taking of access, together with all insurance proceeds resulting from a casualty to any portion of the Premises; all rights and interests of Grantor against others, including adjoining property owners, arising out of damage to the property including damage due to environmental injury or release of hazardous substances.

                                GRANTING CLAUSE E
                                -----------------

                       LICENSES, PERMITS, EQUIPMENT LEASES
                       -----------------------------------
                             AND SERVICE AGREEMENTS
                             ----------------------

                     All right, title and interest of Grantor in and to any licenses, permits, regulatory approvals, government authorizations, franchise agreements and equipment or chattel leases, service contracts or agreements and all proceeds therefrom, arising from, issued in connection with or in any way related to the use, occupancy, operation, maintenance or security of the Premises, together with all replacements, additions, substitutions and renewals thereof, which may be assigned pursuant to agreement or law.

                                GRANTING CLAUSE F
                                -----------------

                                    PROCEEDS
                                    --------

                     All sale proceeds, refinancing proceeds or other proceeds, including deposits and down payments derived from or relating to the property described in Granting Clauses A through E above.

                     AND Grantor for Grantor, Grantor's heirs, administrators, personal representatives, successors and assigns, covenants with Beneficiary,

its successors and assigns, that Grantor is lawfully seized of the Premises and has good right to sell and convey the same; that the Premises are free from all encumbrances except as may be set forth in the ALTA Loan Policy (the "Title Policy") to be issued to Beneficiary and insuring the first lien position of this Deed of Trust (the "Permitted Encumbrances"); that Beneficiary, its successors and assigns, shall quietly enjoy and possess the Premises;

and that Grantor will WARRANT AND DEFEND the title to the same against all lawful claims not specifically excepted in this Deed of Trust.

                     Grantor makes the foregoing grant to Trustee to hold the Premises in trust for the benefit of Beneficiary and for the purposes and upon the terms and conditions hereinafter set forth.

                     TO HAVE AND TO HOLD THE SAME, together with the possession and right of possession of the Premises, unto
Beneficiary, its successors and assigns, forever.

                     PROVIDED NEVERTHELESS, that if Grantor, Grantor's heirs, administrators, personal representatives, successors or assigns, shall pay to Beneficiary, its successors or assigns, the sum of ELEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($11,500,000), according to the terms of that certain Amendment and Restatement of Promissory Note in said principal amount (the "Note") of even date herewith, executed by Grantor, as Borrower, and payable to Beneficiary, as Lender, the terms and conditions of which are incorporated herein by reference and made a part hereof, together with any extensions, modifications, substitutions, replacements, consolidations or renewals thereof, due and payable with interest thereon as provided therein, the balance of said principal sum together with interest thereon being due and payable in any event on June 1, 2011, and shall repay to Beneficiary, its successors or assigns, at the times demanded and with interest thereon at the same rate specified in the Note, all sums advanced in protecting the lien of this Deed of Trust, in payment of taxes on the Premises, in payment of insurance premiums covering improvements thereon, in payment of principal and interest on prior liens, in payment of expenses and attorneys' fees herein provided for and all sums advanced for any other purpose authorized herein (the Note and all such sums, together with interest thereon, being hereinafter collectively referred to as the "Indebtedness"), and shall keep and perform all of the covenants and agreements herein contained, then this Deed of Trust shall become null and void, and shall be released by Beneficiary, at no out-of-pocket expense to Beneficiary, executing such documents as are necessary to release this Deed of Trust, which documents shall be procured at Grantor's expense.

                     AND IT IS FURTHER COVENANTED AND AGREED AS FOLLOWS:

                                    ARTICLE 1
                                    ---------

                     GENERAL REPRESENTATIONS AND WARRANTIES
                     --------------------------------------

                     SECTION 1.1 REPRESENTATIONS AND WARRANTIES. Grantor represents and warrants to Beneficiary, its successors and assigns, that, as of the date hereof:

                               (a) Grantor is a limited partnership duly
                     organized, validly existing and in good standing under the laws of the State of Delaware, duly registered to transact business as a foreign limited partnership in, and in good standing under the laws of, the State of Washington, and has all requisite power and authority to own and operate the Premises, to enter into the Note, this Deed of Trust, that certain Amendment and Restatement of Assignment of Leases and Rents of even date herewith (the "Assignment of Leases"), by Grantor, as Assignor, to Beneficiary, as Lender, and any other document securing the Note, to execute all other documents relating to the loan (the "Loan") evidenced by the Note, and to make all representations and covenants contained in such documentation. The Note, this Deed of Trust, the Assignment of Leases, all UCC Financing Statements and all other documents, instruments and agreements relating to any of them or evidencing or securing the Loan are hereinafter referred to as the "Loan Documents". Grantor has the power and authority to borrow the monies and otherwise assume and perform as contemplated hereunder and under all documents relating to or executed in connection with the Indebtedness, and is in compliance with all laws, regulations, ordinances and orders of public authorities applicable to it.

                               (b) Neither the borrowing of the monies nor the
                     execution and delivery of the Note, this Deed of Trust, the Assignment of Leases or any other Loan Document nor the performance of the provisions of the agreements therein contained on the part of Grantor will contravene, violate or constitute a default under the partnership agreement of Grantor, or any agreement with the partners of Grantor or any creditors of Grantor, or any law, ordinance, governmental regulation, agreement or indenture to which Grantor is a party or by which Grantor or Grantor's properties are bound.

                               (c) There are no (i) bankruptcy proceedings
                     involving Grantor or any partner of Grantor and none is contemplated; (ii) dissolution proceedings involving Grantor or any partner of Grantor and none is contemplated;
                     (iii) unsatisfied judgments of record against Grantor or any partner of Grantor; or (iv) tax liens filed against Grantor or any partner of Grantor.

                               (d) The Note, this Deed of Trust, the Assignment
                     of Leases and the other Loan Documents have been duly executed and delivered by Grantor and constitute the legal, valid and binding obligations of Grantor, enforceable in accordance with their terms.

                               (e) There are no judgments, suits, actions or
                     proceedings at law or in equity or by or before any governmental instrumentality or agency now pending against or, to the best of Grantor's knowledge, threatened against Grantor or its properties, or both, nor has any judgment, decree or order been issued against Grantor or its properties, or both, which would have a material adverse effect on the Premises or the financial condition of Grantor or Grantor's properties.

                               (f) No consent or approval of any regulatory
                     authority having jurisdiction over Grantor is necessary or required by law as a prerequisite to the execution, delivery and performance of the terms of the Note, this Deed of Trust, the Assignment of Leases or any other Loan Document.

                               (g) Grantor is not, as of the date hereof, in
                     default in the payment or performance of any of Grantor's obligations in connection with borrowed money or any other major obligation.

                               (h) The Premises is free from any mechanics' or
                     materialmen's liens or claims. There has been no labor or materials furnished to the Premises that has not been paid for in full.

                               (i) Grantor has no notice, information or
                     knowledge of any change contemplated in any applicable law, ordinance, regulation, or restriction, or any judicial, administrative, governmental or quasi-governmental action, or any action by adjacent land owners, or natural or artificial condition existing upon the Premises which would limit, restrict, or prevent the contemplated or intended use and purpose of the Premises.

                               (j) There is no pending condemnation or similar
                     proceeding affecting the Premises, or any portion thereof, nor, to the best knowledge of Grantor, is any such action being presently contemplated.

                               (k) No part of the Premises is being used or will
                     be used principally, or at all, for agricultural purposes or being used for a personal residence by Grantor or any partner of Grantor.

                               (l) The Premises is undamaged by fire, windstorm,
                     or other casualty.

                               (m) The Premises complies with all zoning
                     ordinances, energy and environmental codes, building and use restrictions and codes, and any requirements with respect to licenses, permits and agreements necessary for the lawful use and operation of the Premises.

                               (n) The heating, electrical, sanitary sewer
                     plumbing, storm sewer plumbing, potable water plumbing and other building equipment, fixtures and fittings in the existing improvements on the Premises are in good condition and working order, are adequate in quantity and quality for normal and usual use, and are fit for the purposes intended and the use contemplated.

                               (o) The Premises is covered by one or more tax
                     parcels which pertain to the Premises only and not to any property which is not subject to this Deed of Trust.

                               (p) The Premises is improved with an office
                     retail building and has frontage on and direct access for ingress and egress to Main Avenue and Wall Street.

                               (q) Grantor has good and clear record and
                     marketable title in fee to such of the Premises as is real property subject to no liens, encumbrances or restrictions other than the Permitted Encumbrances.

                               (r) That certain Declaration of Easements dated
                     February 24, 1998 (the "Declaration"), by Grantor, as Owner, recorded February 24, 1998, in Recording No. 4190344, in the office of the Spokane County Recorder, has not been modified or amended and remains in full force and effect as of the date hereof.

                     SECTION 1.2 CONTINUING OBLIGATION. Grantor further warrants and represents that all statements made hereunder are true and correct and that all financial statements, data and other information provided to Beneficiary by Grantor relating to or provided in connection with this transaction has not and does not contain any statement which, at the time and in the light of the circumstances under which it was made, would be false or misleading with respect to any material fact, or would omit any material fact necessary in order to make any such statement contained therein not false or misleading in any material respect, and since such statement, data or information was provided there has been no material change thereto or to the condition of Grantor. Should Grantor subsequently obtain knowledge that such representation was or is untrue, Grantor shall immediately notify Beneficiary as to the untrue nature of said representation and agrees, to the extent possible, to take action as may be necessary to cause such representation to become true.

                                    ARTICLE 2
                                    ---------

                            COVENANTS AND AGREEMENTS
                            ------------------------

                     Grantor covenants and agrees for the benefit of Beneficiary, its successors and assigns, as follows:

                     SECTION 2.1 PAYMENT OF INDEBTEDNESS; OBSERVANCE OF COVENANTS. Grantor will duly and punctually pay each and every installment of principal, premium (if any) and interest on the Note, all deposits required herein, and all other Indebtedness secured hereby, as and when the same shall become due, and shall duly and punctually perform and observe all of the covenants, agreements and provisions contained herein, in the Note and any other instrument given as security for the payment of the Note as such instrument may be amended, modified, restated and in effect from time to time.

                     SECTION 2.2 MAINTENANCE AND REPAIRS. Grantor agrees that it will keep and maintain the Premises in good, first class condition, repair and operating condition, free from any waste or misuse, and will comply with all requirements of law, municipal ordinances and regulations, restrictions and covenants affecting the Premises and their use, and will promptly repair or restore any buildings, improvements or structures now or hereafter on the Premises, which may become damaged or destroyed, to their condition prior to any such damage or destruction. Grantor further agrees that without the prior written consent of Beneficiary, it will not remove or expand any improvements on the Premises, erect any new improvements or make any material alterations in any improvements which will alter the basic structure, adversely affect the market value or change the existing architectural character of the Premises, and agrees that any other buildings, structures and improvements now or hereafter constructed on or in the Premises or repairs made to the Premises shall be completed in a good and workmanlike manner, in accordance with all applicable governmental laws, regulations, requirements and permits and in accordance with plans and specifications previously delivered to, and approved in advance and in writing by, Beneficiary. Grantor agrees not to acquiesce in any rezoning classification, modification or restriction affecting the Premises without the prior written consent of Beneficiary. Grantor agrees that it will not abandon or vacate the Premises. Grantor agrees that it will provide, improve, grade, surface and thereafter maintain, clean, repair and adequately light all parking areas within the Premises, together with any sidewalks, aisles, streets, driveways and curb cuts and sufficient paved areas for ingress and right of way to and from the adjacent public thoroughfare necessary or desirable for the use thereof and maintain all landscaping thereon. Grantor shall obtain and at all times keep in full force and effect such governmental approvals as may be necessary to comply with all governmental requirements relating to Grantor and the Premises.

                     SECTION 2.3 PAYMENT OF OPERATING COSTS; LIENS; AND OTHER INDEBTEDNESS. Grantor agrees that it will pay all operating costs and expenses of the Premises; keep the Premises free from mechanics' liens, materialmen's liens, judgment liens and other liens, executions, attachments or levies (hereinafter collectively referred to as "Liens"); and will pay when due all permitted indebtedness which may be secured by a deed of trust, mortgage, lien or charge on the Premises, whether prior to, subordinate to or of equal priority with the lien hereof, and upon request will exhibit to Beneficiary satisfactory evidence of such payment and discharge.

                     SECTION 2.4 PAYMENT OF IMPOSITIONS. Grantor will pay when due and before any penalty or interest attaches because of delinquency in payment, all taxes, installments of assessments, water charges, sewer charges, and other fees, taxes, charges and assessments of every kind and nature whatsoever assessed or charged against or constituting a lien on the Premises or any interest therein or the Indebtedness (hereinafter collectively referred to as the "Impositions"); and will upon demand furnish to Beneficiary proof of the payment of any such Impositions. In the event of a court decree or an enactment after the date hereof by any legislative authority of any law imposing upon a beneficiary under a deed of trust the payment of the whole or any part of the Impositions herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or debts secured by deeds of trust or a beneficiary's interest in mortgaged premises, so as to impose such Imposition on Beneficiary or on the interest of Beneficiary in the Premises, then, in any such event, Grantor shall bear and pay the full amount of such Imposition, provided that if for any reason payment by Grantor of any such Imposition would be unlawful, or if the payment thereof would constitute usury or render the Indebtedness wholly or partially usurious, Beneficiary, at its option, may declare the whole sum secured by this Deed of Trust with interest thereon to be immediately due and payable, without prepayment fee, or Beneficiary, at its option, may pay that amount or portion of such Imposition as renders the Indebtedness unlawful or usurious, in which event Grantor shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said Imposition.

                     SECTION 2.5 CONTEST OF LIENS AND IMPOSITIONS. Grantor shall not be required to pay, discharge or remove any Liens or Impositions so long as Grantor shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the Liens or Impositions so contested and the sale of the Premises, or any part thereof, to satisfy the same, provided that Grantor shall, prior to any such contest, have given such security as may be demanded by Beneficiary to ensure such payments and prevent any sale or forfeiture of the Premises by reason of such nonpayment. Any such contest shall be prosecuted in accordance with the laws and rules pertaining to such contests and in all events with due diligence and Grantor shall promptly after final determination thereof pay the amount of any such Liens or Impositions so determined, together with all interest and penalties, which may be payable in connection therewith. Notwithstanding the provisions of this Section, Grantor shall (and if Grantor shall fail so to do, Beneficiary, may but shall not be required to) pay any such Liens or Impositions notwithstanding such contest if in the sole opinion of Beneficiary, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

                     SECTION 2.6 PROTECTION OF SECURITY. Grantor agrees to promptly notify Beneficiary of and appear in and defend any suit, action or proceeding that affects the value of the Premises, the Indebtedness or the rights or interest of Trustee or Beneficiary hereunder. Beneficiary may elect to appear in or defend any such action or proceeding and Grantor shall, and does hereby agree to, indemnify and reimburse Beneficiary from any and all loss, damage, expense or cost arising out of or incurred in connection with any such suit, action or proceeding, including without limitation, costs of evidence of title and attorneys' fees and paralegals' fees.

                     SECTION 2.7 ANNUAL STATEMENTS. Within ninety (90) days after the end of each of its fiscal years during the term of this Deed of Trust, Grantor, and any successor to the interest of Grantor in the Premises, will furnish to Beneficiary annual financial statements of Grantor or such successor and of any guarantor of the Loan and annual certified operating statements of the Premises, which shall include all relevant financial information showing at a minimum, but shall not be limited to, gross income (itemized as to source), operating expenses (itemized), depreciation charges, and net income before and after federal income taxes, and such additional information as Beneficiary may from time to time request. The financial statements of Grantor and the operating statements shall be certified by the general partner of Grantor. The financial statements of any guarantor shall be certified by each guarantor or by an independent public accountant in good standing, and shall include a balance sheet and income statement. Both the financial and operating statements shall be prepared at the expense of Grantor. All of the above required statements shall be prepared in reasonable detail, conform to generally accepted accounting principles, and be satisfactory in form and content to Beneficiary. Grantor or any successor Grantor, if the Premises are conveyed pursuant to a transfer permitted by Beneficiary, shall provide (a) as to a corporate entity, such entity shall submit annual audited financial statements of the corporation and any supplemental schedules provided stockholders or officers; (b) as to an individual(s), such individual(s) shall submit annual statements certified by each individual or by an independent certified public accountant in good standing and shall include a balance sheet and a profit and loss statement; and (c) as to a partnership, trust entity or limited liability company, the partnership, trust or limited liability company shall submit annual reports certified by an authorized partner, trustee or member. Grantor covenants that it shall keep true and accurate records of the operation of the Premises. In the event Grantor fails to furnish any of the above statements or upon an "Event of Default" (as hereinafter defined), Beneficiary may cause an audit to be made of the respective books and records at the sole cost and expense of Grantor. Beneficiary also shall have the right to examine at their place of safekeeping all books, accounts and records relating to the operation of the Premises, to make copies or abstracts therefrom and to discuss the affairs, finances or accounts with the partners of Grantor and Grantor's accountants. Said examination shall be at Beneficiary's expense unless an Event of Default has occurred or Grantor's statements are found to contain significant discrepancies, in which case the examination shall be at Grantor's expense. Grantor shall also furnish a rent roll in form acceptable to Beneficiary of all tenants having leases on the Premises on an annual basis along with the operating statements provided for above or at such other times as requested by Beneficiary from time to time.

                     SECTION 2.8 ADDITIONAL ASSURANCES. Grantor agrees upon request by Beneficiary to execute and deliver further instruments, financing statements and/or continuation statements under the Uniform Commercial Code and assurances and will do such further acts as may be necessary or proper to carry out more effectively the purposes of this Deed of Trust and without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the granting clauses hereof, or intended so to be. Grantor agrees to pay any recording fees, filing fees, stamp taxes or other charges arising out of or incident to the filing, the issuance and delivery of the Note, the recording of this Deed of Trust and the Assignment of Leases or the delivery of such further assurances and instruments as may be required pursuant to the terms of this Section.

                     SECTION 2.9 DUE ON SALE OR MORTGAGING, ETC. In the event that without the written consent of Beneficiary being first obtained: (a) Grantor, or any successor, sells, conveys, transfers, further mortgages, changes the form of ownership, or encumbers or disposes of the Premises, or any part thereof, or any interest therein, or agrees so to do; or (b) any shares of privately-held corporate stock or ownership interest in Grantor, or any successor, are sold, conveyed, transferred, pledged or encumbered or there is an agreement so to do; or (c) any partnership, trust, member or privately-held corporate ownership interest in Grantor is sold, transferred, conveyed, pledged or encumbered or there is an agreement so to do; or (d) any partnership, member or privately-held corporate ownership interest in any general partner of Grantor is sold, conveyed, transferred, pledged or encumbered or there is an agreement so to do; whether any such event described in (a), (b), (c) or (d) above is voluntary, involuntary or by operation of law, then at Beneficiary's sole option, Beneficiary may declare the Indebtedness immediately due and payable in full and call for payment of the same at once, together with the prepayment fee then in effect under the terms of the Note. In the event Grantor shall request the consent of Beneficiary in accordance with this Section 2.9, Grantor shall deliver a written request to Beneficiary together with (i) a review fee of Five Hundred and No/100 Dollars ($500.00), and (ii) complete information regarding such conveyance or encumbrance (including complete information concerning the person or entity to acquire the interest to be conveyed). Beneficiary shall be allowed thirty (30) days after receipt of all requested information for evaluation of such request. In the event that such request is not approved within such thirty (30) day period, it shall be deemed not approved. If such a conveyance or encumbrance is approved, Grantor shall pay to Beneficiary a processing fee in the amount of Three Thousand and No/100 Dollars ($3,000.00) to compensate Beneficiary for processing the request. Approval may be conditioned upon payment of a one percent (1%) transfer fee and such modifications of the Loan terms, interest rate and maturity date as determined by Beneficiary in its sole discretion. Consent as to any one transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions.

                     Death of Grantor, or if Grantor is not an individual, (i) the dissolution of Grantor, or (ii) the death of an individual general partner, member, beneficiary or stockholder of Grantor shall constitute a transfer of such interest. In the event of death of any individual Grantor, or if Grantor is not an individual, (y) the dissolution of Grantor, or (z) the death of an individual general partner, member, beneficiary or stockholder of Grantor, Beneficiary shall be provided with written notice thereof within thirty (30) days of the occurrence thereof and Grantor shall within ninety (90) days of the occurrence thereof provide (A) a replacement Grantor, if Grantor is an individual, or (B) if Grantor is not an individual, (1) a replacement Grantor in the event of the dissolution of Grantor, or (2) a replacement general partner, member, beneficiary or stockholder of Grantor in the event of the death of any such person, such replacement to be in any event acceptable to Beneficiary. If such replacement is acceptable to Beneficiary, such transfer shall be permitted without a transfer fee or change in the Loan terms.

                     Notwithstanding the above restrictions, and provided no Event of Default has occurred and remains uncured, Beneficiary's consent will not be required, and there will be no transfer fee required or change in the Loan terms, for (a) the dissolution of Grantor if WESTCOAST HOSPITALITY CORPORATION, a Washington corporation formerly known as CAVANAUGHS HOSPITALITY CORPORATION ("Guarantor"), which is the sole general partner of Grantor, becomes the owner of the Premises following such dissolution; or (b) the transfer of any partnership interest in Grantor to Guarantor; provided that (1) Beneficiary is provided with written notice of any such occurrence specified in (a) or (b) above and copies of the documentation with respect to any such occurrence, (2) if title to the Premises becomes vested in Guarantor, (y) Beneficiary shall be entitled to receive the review fee and the processing fee specified above, and
(z) the Title Policy shall be endorsed, at Grantor's expense, to reflect such vesting of title, and (3) Beneficiary is put to no expense with respect thereto.

                     Beneficiary acknowledges that Guarantor is a publicly traded company and its shares are freely transferable without Beneficiary's consent so long as it remains a publicly traded company. In the event Guarantor should cease to be a publicly traded company, Beneficiary's consent will be required for the transfer, after taking into account any prior transfers pursuant to this sentence, of more than forty-nine percent (49%) of the ownership interest in Guarantor to anyone other than existing controlling owners.

                     SECTION 2.10 TRANSFER PERMITTED. Notwithstanding the above restrictions in Section 2.9 hereof, and provided no Event of Default, nor event which with the passage of time or giving of notice or both would become an Event of Default, exists, upon written request, Beneficiary will approve one and only one transfer of the Premises at any time and will not require modification of the interest rate or maturity date stated in the Note, provided:

                     (a) The transfer shall be to a transferee determined by Beneficiary, in its sole judgment and discretion, to be a reputable and competent entity that:

                               (i) has experience in the business of owning
                     commercial real estate of similar type, size and quality to the Premises and has a favorable reputation with respect to such business; and

                               (ii) has experience or has retained management
                     with experience in the management of similar properties;
                     and

                               (iii) has the necessary financial ability to
                     perform and will assume all of Grantor's obligations under the Loan Documents, including, without limitation, that certain Hazardous Materials Indemnity Agreement of even date herewith, from Grantor and Guarantor, as Indemnitors, to Beneficiary, as Lender.

                     (b) For the twelve (12) month period immediately preceding the date of the proposed transfer, the annualized "Net Income" (as hereinafter defined) prior to the payment of debt service is at least one hundred fifteen percent (115%) of the annual debt service on the Note and on all subordinate financing secured by the Premises, or any part thereof.

                     (c) The proposed purchaser must assume and agree to perform all obligations under the Loan Documents pursuant to an assumption agreement acceptable to Beneficiary. Grantor and all existing guarantors shall remain liable for payment of the Note and performance of the other terms and conditions of the Loan Documents, including any separate guarantees or indemnity agreements made in favor of Beneficiary, if required by Beneficiary.

                     (d) In addition to the processing fee and/or review fee, Beneficiary shall receive a transfer fee equal to one percent (1%) of the outstanding principal balance of the Note. If the request is approved, the Five Hundred Dollar ($500) review fee shall be credited to the processing fee.

                     (e) The purchaser must acknowledge that future transfers and encumbrances will be subject to Beneficiary's approval, which may, at Beneficiary's sole discretion, be withheld or be conditioned upon payment of a fee and/or modification of the terms of the Note and/or other Loan Documents.

                     (f) Notice of such transfer together with such documentation regarding the transfer and the assuming person or entity as Beneficiary shall request shall be given to Beneficiary at least thirty (30) days prior to such transfer.

                     (g) Transfer of the Premises may only be as a whole and not in part.

                     (h) Beneficiary shall receive an appraisal of the Premises (exclusive of chattels), satisfactory to Beneficiary, which shows sufficient value so that the total of all loans secured by the Premises does not exceed seventy-five percent (75%) of such appraised value. If the appraisal shows that the total of all liens against the Premises exceeds seventy-five percent (75%) of the value of the Premises, Beneficiary may require, at Beneficiary's option, payment on the Note or payment of other liens on the Premises so that such total will not exceed seventy-five percent (75%).

                     (i) Grantor shall pay all costs and expenses in connection with such transfer, including Beneficiary's attorneys' fees, in reviewing and processing such consent to assumption and/or transfer, and the fees of any broker.

                     (j) Grantor shall execute, deliver and record (when necessary) such amendments, supplements, corrections and replacements in regard to the Loan Documents and shall deliver endorsements to the Title Policy as Beneficiary may require, including an endorsement to the Title Policy insuring the first lien position of this Deed of Trust, such endorsement to insure that transferee is the owner of the Premises, subject to no liens or encumbrances other than those shown in the Title Policy and current taxes not yet due and payable.

                     For the purposes of this Deed of Trust, the term "Net Income" for any period shall mean the aggregate rent, receipts and other revenues which shall have accrued to the benefit of the owner of the Premises during such period from bona fide arms-length tenants in actual possession of space in the Premises (based upon the then current certified rent roll), less the sum of all operating expenses, maintenance costs, management fees, insurance premiums, real estate taxes and assessments, and other costs, expenses and expenditures (including required capital expenditures) attributable to ownership of the Premises (other than payments of principal and interest on the Indebtedness or on any secondary financing on the Premises, depreciation or other non-cash charges and income taxes) accrued during such period. Beneficiary shall have the right to require delivery of evidence it deems necessary to establish operating income from the Premises.

                                    ARTICLE 3
                                    ---------

                              INSURANCE AND ESCROWS
                              ---------------------

                     SECTION 3.1 INSURANCE. During the term of this Deed of Trust, Grantor shall obtain and keep in full force and effect at its sole cost and expense the following insurance:

                               (a) Insurance against loss by fire, lightning and
                     risk customarily covered by standard extended coverage endorsement, including the cost of debris removal, together with a vandalism and malicious mischief endorsement, sprinkler leakage endorsement, such perils endorsements as determined by Beneficiary, all in the amount of not less than full replacement cost without deduction for depreciation of the improvements (as shown in the appraisal submitted to and approved by Beneficiary), on the Premises, and together with an agreed-amount endorsement, a replacement cost endorsement and a waiver of subrogation endorsement;

                               (b) Broad Form Boiler and Machinery Insurance on
                     all equipment and pressure fired vehicles or apparatus located on the Premises, and providing for full repair and replacement cost coverage;

                               (c) Flood Insurance in the maximum amount
                     available at any time during the term of this Deed of Trust that the Premises are designated as lying within a flood plain as defined by the Federal Insurance Administration;

                               (d) Loss of Rents and/or Business Interruption
                     Insurance covering risk of loss due to the occurrence of hazards insured against under the policies required in subsections (a), (b) and (c) hereof in an amount equal to: (i) rental for a twelve (12) month period, plus (ii) real estate taxes and assessments, insurance premiums and other expenses required to be paid by the tenants under each lease of the Premises for such twelve
                     (12) month period;

                               (e) Comprehensive General Public Liability
                     Insurance covering the legal liability of Grantor against claims for bodily injury, death or property damage occurring on, in or about the Premises in such minimal amounts and with such minimal limits as Beneficiary may reasonably require;

                               (f) Builder's Risk Insurance and Workers'
                     Compensation Insurance during the making of any alterations or improvements to the Premises; and

                               (g) Such other forms of insurance as Beneficiary
                     may require or as may be required by law.

In addition, Beneficiary is to be furnished with such engineering data as it may require regarding the risk of earthquake or sinkhole damage to the Premises. If Beneficiary shall determine in its sole opinion that there is a material earthquake or sinkhole risk, or if insurance against earthquake or sinkhole is required by law, Grantor will provide such earthquake or sinkhole insurance. Such insurance policies shall be written on forms and with insurance companies which are satisfactory to Beneficiary, shall name as the insured parties Grantor and Beneficiary, as their interests may appear, shall be in amounts sufficient to prevent Grantor from becoming a co-insurer of any loss thereunder, and shall bear a satisfactory mortgagee clause in favor of Beneficiary with loss proceeds under any such policies to be made payable to Beneficiary. All required policies of insurance together with evidence of the payment of current premiums therefor shall be delivered to Beneficiary and shall provide that Beneficiary shall receive at least thirty (30) days' advance written notice prior to cancellation, amendment or termination of any such policy of insurance. Grantor shall, within ten (10) days prior to the expiration of any such policy, deliver original policies evidencing the renewal of such insurance together with evidence of the payment of current premiums therefor. Grantor shall at its expense furnish on renewal of insurance policies or upon request of Beneficiary evidence of the replacement value of the improvements on the Premises in form satisfactory to Beneficiary. Insurance coverage must at all times be maintained in proper relationship to such replacement value and must always provide for agreed amount coverage. If the Premises are included within a blanket policy, Beneficiary will accept a certified or conformed copy of the blanket policy together with an original certificate naming Beneficiary as mortgagee.

In the event of foreclosure of this Deed of Trust or acquisition of the Premises by Beneficiary, all such policies and any proceeds payable therefrom, whether payable before or after a foreclosure sale, or during the period of redemption, if any, shall become the absolute property of Beneficiary to be utilized at its discretion. In the event of foreclosure or the failure to obtain and keep any required insurance, Grantor empowers Beneficiary to effect insurance upon the Premises at Grantor's expense and for the benefit of Beneficiary in the amounts and types aforesaid for a period of time covering the time lapse of insurance including lapse during redemption from foreclosure sale, and if necessary, to cancel any or all existing insurance policies. Grantor agrees to furnish Beneficiary copies of all inspection reports and insurance recommendations received by Grantor from any insurer. Beneficiary makes no representations that the above insurance requirements are adequate protection for a prudent owner.

                     SECTION 3.2 ESCROWS. Grantor shall deposit with Beneficiary, or at Beneficiary's request, with its servicing agent, on the first day of each and every month, commencing with the date the first payment of interest and/or principal and interest shall become due on the Note, a deposit to pay the Impositions and insurance premiums (hereinafter collectively referred to as the "Charges") in an amount equal to:

                               (a) One-twelfth (1/12th) of the annual
                     Impositions next to become due upon the Premises; provided that, with the first such deposit, there shall be deposited in addition an amount as estimated by Beneficiary which, when added to monthly deposits to be made thereafter as provided for herein, shall assure to Beneficiary's satisfaction that there will be sufficient funds on deposit to pay the Impositions as they come due; plus

                               (b) One-twelfth (1/12th) of the annual premiums
                     on each policy of insurance required to be maintained hereunder; provided that with the first such deposit there shall be deposited, in addition, an amount equal to one-twelfth (1/12th) of such annual insurance premiums multiplied by the number of months elapsed between the date premiums on each policy were last paid to and including the date of deposit;

provided that the amount of such deposits shall be based upon Beneficiary's estimate as to the amount of Impositions and premiums of insurance next to be payable and may require that the full amount of such payment will be available to Beneficiary at least one month in advance of the due date. Beneficiary will, upon timely presentation to Beneficiary by Grantor of the bills therefor, pay the Charges from such deposits. Grantor agrees to cooperate and assist in obtaining of tax bills when requested by Beneficiary. In the event the deposits on hand shall not be sufficient to pay all of the estimated Charges when the same shall become due from time to time, or the prior deposits shall be less than the currently estimated monthly amounts, then Grantor shall immediately pay to Beneficiary on demand any amount necessary to make up the deficiency. The excess of any such deposits shall be credited towards subsequent Charges.

                     If an Event of Default shall occur under the terms of this Deed of rust, Beneficiary may, at its option, without being required so to do, apply any deposits on hand to the payment of Charges whether then due or not or to the Indebtedness, in such order and manner as Beneficiary may elect. When the Indebtedness has been fully paid, any remaining deposits shall be returned to Grantor as its interest may appear. All deposits are hereby pledged as additional security for the Indebtedness, shall be held for the purposes for which made as herein provided, may be held by Beneficiary or its servicing agent and may be commingled with other funds of Beneficiary or its servicing agent, shall be held without any allowance of interest thereon and without fiduciary responsibility on the part of Beneficiary or its agents and shall not be subject to the direction or control of Grantor. Neither Beneficiary nor its servicing agent shall be liable for any act or omission made or taken in good faith. In making any payments, Beneficiary or its servicing agent may rely on any statement, bill or estimate procured from or issued by the payee without inquiry into the validity or accuracy of the same. If the taxes shown in the tax statement shall be levied on property more extensive than the Premises, Beneficiary shall be under no duty to seek a tax division or apportionment of the tax bill, any payment of taxes based on a larger parcel shall be paid by Grantor, the deposits to be made hereunder shall be based on the larger tax parcel and Grantor shall expeditiously cause a tax subdivision to be made.

                                    ARTICLE 4
                                    ---------

                             UNIFORM COMMERCIAL CODE
                             -----------------------

                     SECTION 4.1 SECURITY AGREEMENT. This Deed of Trust shall constitute a security agreement as defined in the Uniform Commercial Code in effect in the State of Washington, as amended from time to time (hereinafter referred to as the "Code"), and Grantor hereby grants to Beneficiary a security interest within the meaning of the Code in favor of Beneficiary on the Improvements, Fixtures, Equipment and Personal Property, the Rents, Leases and Profits, the Judgments, Condemnation Awards and Insurance Proceeds and other rights, the Licenses, Permits, Equipment Leases and Service Agreements, and the Proceeds described in Granting Clauses B, C, D, E and F of this Deed of Trust (hereinafter referred to as the "Collateral").

                     SECTION 4.2 FIXTURE FILING. As to those items of Collateral described in this Deed of Trust that are, or are to become fixtures related to the real estate mortgaged herein, it is intended as to those items that THIS DEED OF TRUST SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING from the date of its filing in the real estate records of the County where the Premises are situated. The name of the record owner of said real estate is Grantor and the address of Grantor is set forth in page one of this Deed of Trust. Information concerning the security interest created by this document may be obtained from Beneficiary, as secured party, at its address as set forth in page one of this Deed of Trust. The address of Grantor, as debtor, is as set forth in page one to this Deed of Trust. This document covers goods which are or are to become fixtures.

                     SECTION 4.3 REPRESENTATIONS AND AGREEMENTS. Grantor represents and agrees: (a) Grantor is and will be the true and lawful owner of the Collateral, subject to no liens, charges, security interests and encumbrances other than the lien hereof and the Permitted Encumbrances; (b) the Collateral is to be used by

Grantor solely for business purposes, being installed upon the Premises for Grantor's own use or as the equipment and furnishing leased or furnished by Grantor, as landlord, to tenants of the Premises; (c) the Collateral will not be removed from the Premises without the consent of Beneficiary except in accordance with Section 4.4 hereof; (d) unless stated otherwise in this Deed of Trust, the only persons having any interest in the Collateral are Grantor and Beneficiary and no financing statement covering any such property and any proceeds thereof is on file in any public office except pursuant hereto; (e) the remedies of Beneficiary hereunder are cumulative and separate, and the exercise of any one or more of the remedies provided for herein or under the Code shall not be construed as a waiver of any of the other rights of Beneficiary including having such Collateral deemed part of the realty upon any foreclosure thereof;
(f) if notice to any party of the intended disposition of the Collateral is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) days prior to such intended disposition and may be given by advertisement in a newspaper accepted for legal publications either separately or as part of a notice given to foreclose the real property or may be given by private notice if such parties are known to Beneficiary; (g) Grantor will from time to time provide Beneficiary on request with itemizations of all Collateral; (h) the filing of a financing statement pursuant to the Code shall never impair the stated intention of this Deed of Trust that all Improvements, Fixtures, Equipment and Personal Property described in Granting Clause B hereof are, and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as, part of the real property mortgaged hereunder irrespective of whether such item is physically attached to the real property or any such item is referred to or reflected in a financing statement; (i) Grantor will on demand deliver all financing statements and/or continuations that may from time to time be required by Beneficiary to establish and perfect the priority of Beneficiary's security interest in such Collateral and all costs, including recording and filing fees, shall be paid by Grantor; (j) Grantor shall give advance written notice of any proposed change in Grantor's name, address, identity or structure and will execute and deliver to Beneficiary prior to or concurrently with such change all additional financing statements that Beneficiary may require to establish and perfect the priority of Beneficiary's security interest; and (k) Grantor shall renew and pay all expenses of renewing the financing statement covering the Collateral in the event the security interest in such Collateral will expire by reason of statutory law prior to the end of the term of this Deed of Trust.

                     SECTION 4.4 MAINTENANCE OF PROPERTY. Subject to the provisions of this Section, in any instance where Grantor in its discretion determines that any item subject to a security interest under this Deed of Trust has become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary for the operation of the Premises, Grantor may, at its expense, remove and dispose of it and substitute and install other items not necessarily having the same function, provided, that such removal and substitution shall not impair the operating utility and unity of the Premises. All substituted items shall become a part of the Premises and subject to the lien of this Deed of Trust. Any amounts received or allowed Grantor upon the sale or other disposition of the removed items of property shall be applied only against the cost of acquisition and installation of the substituted items. Nothing herein contained shall be construed to prevent any tenant or subtenant from removing from the Premises trade fixtures, furniture and equipment installed by it and removable by such tenant under the terms of its lease, on the condition, however, that all damages to the Premises resulting from or caused by the removal thereof be repaired at the sole cost of Grantor if such tenant shall fail to so repair.

                                    ARTICLE 5
                                    ---------

                       APPLICATION OF INSURANCE AND AWARDS
                       -----------------------------------

                     SECTION 5.1 DAMAGE OR DESTRUCTION OF THE PREMISES. Grantor will give Beneficiary prompt notice of damage to or destruction of the Premises, and in case of loss covered by policies of insurance, Beneficiary (whether before or after foreclosure sale) is hereby authorized at its option to settle and adjust any claim arising out of such policies and collect and receipt for the proceeds payable therefrom; provided, if Grantor is not in default hereunder, Grantor may itself adjust and collect for any losses arising out of a single occurrence aggregating not in excess of One Hundred Thousand and No/100 Dollars ($100,000.00). Any expense incurred by Beneficiary in the adjustment and collection of insurance proceeds (including the cost of any independent appraisal of the loss or damage on behalf of Beneficiary) shall be reimbursed to Beneficiary first out of any such insurance proceeds. The insurance proceeds or any part thereof shall be applied to reduction of the Indebtedness, whether due or not, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of Beneficiary. In the event Beneficiary does not make insurance proceeds available for restoration and applies the insurance proceeds to payment of the Indebtedness, no prepayment fee shall be due on the insurance proceeds so applied and the monthly installment payments of principal and interest set forth in the Note shall be adjusted to an amount sufficient to reamortize the then unpaid principal balance of the Note together with interest in equal monthly installment payments over the then remaining portion of the original amortization period. In the event Beneficiary does not make insurance proceeds available for reconstruction of the Premises, Grantor shall have the right to prepay the Loan in full without a prepayment fee in accordance with the provisions of the Note.

                     SECTION 5.2 CONDEMNATION. Grantor will give Beneficiary prompt notice of any action, actual or threatened, in condemnation or eminent domain, and hereby assigns, transfers, and sets over to Beneficiary the entire proceeds of any award or claim for damages for all or any part of the Premises taken or damaged under the power of eminent domain or condemnation (herein referred to as "Condemnation"), Beneficiary being hereby authorized to intervene in any such action and to collect and receive from the condemning authorities and give proper receipts and acquittances for such proceeds. Grantor will not enter into any agreements with the condemning authority permitting or consenting to the taking of the Premises unless prior written consent of Beneficiary is obtained. Any expenses incurred by Beneficiary in intervening in such action or collecting such Condemnation proceeds (including the cost of any independent appraisal) shall be reimbursed to Beneficiary first out of Condemnation proceeds prior to any other payments or disbursements. Grantor shall deliver all Condemnation proceeds to Beneficiary within five (5) days of receipt thereof and shall at Beneficiary's request direct the condemning authority to deliver the Condemnation proceeds to Beneficiary. Condemnation proceeds or any part thereof shall be applied upon or in reduction of the Indebtedness, whether due or not, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of Beneficiary. In the event Beneficiary does not make Condemnation proceeds available for restoration and applies Condemnation proceeds to payment of debt, no prepayment fee shall be due on Condemnation proceeds so applied and the monthly installment payments of principal and interest set forth in the Note shall be adjusted to an amount sufficient to reamortize the then unpaid principal balance of the Note together with interest in equal monthly installment payments over the then remaining portion of the original amortization period.

                     SECTION 5.3 DISBURSEMENT OF INSURANCE AND CONDEMNATION PROCEEDS. Should any insurance or Condemnation proceeds be applied to the restoration or repair of the Premises in accordance with this Article 5, the restoration or repair shall be done under the supervision of an architect acceptable to Beneficiary (or, at Beneficiary's discretion, an engineer acceptable to Beneficiary) and pursuant to site and building plans and specifications approved by Beneficiary. The proceeds from insurance or condemnation, after payment of costs and expenses of collection ("Net Proceeds"), shall be held by Beneficiary for such purposes and will from time to time be disbursed by Beneficiary to defray the costs of such restoration or repair under such safeguards and controls as Beneficiary may require and in accordance with standard construction loan procedures. Net Proceeds may at the option of Beneficiary be disbursed through a title insurance company selected by Beneficiary and at the sole cost of Grantor. Prior to making Net Proceeds available for the payment of costs of repair or restoration of the improvements upon the Premises, Beneficiary shall be entitled to receive the following:

                               (a) Evidence that no Event of Default exists
                     under any of the terms, covenants and conditions of this Deed of Trust, the Note, or any other Loan Documents.

                               (b) Evidence that all leasing requirements for
                     the Premises as established by Beneficiary have been met.

                               (c) Satisfactory proof that all improvements have
                     been fully restored, or that the expenditure of Net Proceeds will be sufficient to pay the cost of repair, restoration or rebuilding of the improvements located on the Premises, free and clear of all liens, except the lien of this Deed of Trust. In the event Net Proceeds shall be insufficient to pay the cost for such repair, restoration or rebuilding, Grantor shall deposit with Beneficiary funds equaling such deficiency, which, together with the Net Proceeds, shall be sufficient to pay for such repair, restoration and rebuilding of the Premises.

                               (d) A statement of Grantor's architect,
                     certifying the extent of the repair and restoration completed to the date thereof, and that such repair, restoration and rebuilding have been performed to date in conformity with the plans and specifications that have been approved by Beneficiary, together with evidence satisfactory to Beneficiary of payment for labor and materials furnished to the Premises, and total or partial lien waivers substantiating such payments.

                               (e) A waiver of subrogation from any insurer to
                     the effect that such insurer has no liability against Grantor or the then owner or other insured under the policy of insurance in question.

                               (f) Evidence that zoning, building and other
                     necessary permits and approvals have been obtained.

                               (g) An opinion of Grantor's counsel in form and
                     content acceptable to Beneficiary that such repair and reconstruction will not violate any authority or agreement to which Grantor may be subject.

                               (h) Satisfactory evidence is delivered to
                     Beneficiary that the improvements can be rebuilt to substantially to the same condition as when originally financed and can with restoration and repair continue to be operated for the purposes utilized prior to such damage.

                               (i) Evidence that the then current loan balance
                     shall not exceed seventy-five percent (75%) of the appraised value of the Premises after such restoration or repair.

                               (j) Tenants of the Premises as designated by
                     Beneficiary shall certify to Beneficiary their intention to continue to occupy the Premises without any abatement or adjustment of rental payments (other than temporary abatements during the period of restoration and repair).

                               (k) Such performance and payment bonds, and such
                     insurance, in such amounts, issued by such company or companies and in such forms and substance, as may be required by Beneficiary.

                               (l) Evidence of fulfillment of all other
                     requirements which Beneficiary may make in connection with repair of the improvements on the Premises.

                               (m) Evidence that the appraised value of the
                     Premises after such restoration or repair shall not be less than its appraised value as of the date hereof.

In the event Grantor shall fail to restore, repair or rebuild the improvements upon the Premises within a reasonable time, then such failure shall constitute an Event of Default hereunder and Beneficiary, at its option and upon not less than thirty (30) days written notice to Grantor, may in addition to its remedies contained in Article VII hereof, (i) restore, repair or rebuild the improvements for or on behalf of Grantor, and for such purpose, may perform all necessary or appropriate acts to accomplish such restoration, repair or rebuilding, or (ii) apply all or any part of the Net Proceeds on account of the Indebtedness whether then due or not, without application of a prepayment premium. In the event insurance proceeds or an eminent domain award shall exceed the amount necessary to complete the repair, restoration or the rebuilding of the improvements upon the Premises, such excess may, at Beneficiary's option, (y) be applied on account of the Indebtedness, in which event no prepayment fee shall be due on the proceeds so applied and the monthly installment payments of principal and interest set forth in the Note shall be adjusted to an amount sufficient to reamortize the then unpaid principal balance of the Note together with interest in equal monthly installment payments over the then remaining portion of the original amortization period, or (z) be returned to Grantor.

                                    ARTICLE 6
                                    ---------

                                LEASES AND RENTS
                                ----------------

                     SECTION 6.1 GRANTOR TO COMPLY WITH LEASES. Grantor will, at its own cost and expense, perform, comply with and discharge all of the obligations of Grantor under leases of all or any part of the Premises and use its best efforts to enforce or secure the performance of each obligation and undertaking of the respective tenants under any such leases and will appear in and defend, at its own cost and expense, any action or proceeding arising out of or in any manner connected with Grantor's interest in any leases pertaining to the Premises. Grantor shall not (a) execute any other assignment of any rentals due under the leases; (b) execute any future leases of any portion of the Premises, without the prior written consent of Beneficiary, provided, however, that so long as no Event of Default then exists, Grantor may, in the ordinary course of business in the exercise of sound business judgment, execute future leases without the prior written consent of Beneficiary if such lease (i) is for a tenant which occupies not more than five thousand (5,000) square feet of space [any tenant occupying more than five thousand (5,000) square feet of space is herein referred to as a "Major Tenant"], (ii) is for a primary term of not more than five (5) years (including renewal options), (iii) provides for an annual rental rate of not less than Fifteen Dollars ($15.00) per square foot, and (iv) is on the standard form of lease attached as Exhibit D to that certain Borrower's Closing Certificate of even date herewith, from Grantor, as Borrower, to Beneficiary, as Lender; (c) terminate or consent to the cancellation or surrender of any lease or tenancy of the Premises or of any part thereof, now existing or hereafter to be made; (d) modify, alter, amend, renew or extend the terms of any lease or tenancy, including without limitation, shortening the unexpired term thereof or decreasing the amount of any rentals payable thereunder; (e) accept prepayments of any installments of rents to become due and payable under any lease or tenancy for more than each current month in advance; (f) consent to an assignment or subletting, in whole or in part, without the prior written consent of Beneficiary; (g) consent to a release of any lessee obligation under any lease; (h) incur any indebtedness to any lessee; (i) agree to the settlement of any obligations of the lessee under a lease, without the prior written consent of Beneficiary; or (j) in any other manner materially impair the value of the Premises or the security of Beneficiary for the payment of the Note. Notwithstanding the foregoing, with respect to a lease with a tenant which is not a Major Tenant, Grantor may, without the prior written consent of Beneficiary, take any of the actions specified in subparagraphs (c), (d), (f),
(g) and (i) above, provided that no Event of Default then exists and such action is taken in the ordinary course of business in the exercise of sound business judgment.

                     SECTION 6.2 BENEFICIARY'S RIGHT TO PERFORM UNDER LEASES. Should Grantor fail to perform, comply with or discharge any obligations of Grantor under any lease of all or any part of the Premises or should Beneficiary become aware of or be notified by any tenant under any such lease of a failure on the part of Grantor to so perform, comply with or discharge its obligations under said lease, Beneficiary may, but shall not be obligated to, and without further demand upon Grantor, and without waiving or releasing Grantor from any obligation contained in this Deed of Trust, remedy such failure, and Grantor agrees to repay upon demand all sums incurred by Beneficiary in remedying any such failure including, without limitation, Beneficiary's attorneys' fees, together with interest at the "Default Rate" (as defined in the Note). All such sums, together with interest as aforesaid, shall become so much additional Indebtedness, but no such advance shall be deemed to relieve Grantor from any default hereunder.

                     SECTION 6.3 ASSIGNMENT OF LEASES AND RENTS. Grantor does hereby unconditionally and absolutely sell, assign and transfer unto Beneficiary all of the leases, rents, issues, income and profits now due and which may hereafter become due under or by virtue of any lease, whether written or verbal, or any agreement or license for the use or occupancy of the Premises, whether now existing or entered into at any time during the term of this Deed of Trust, all guaranties of any lessee's obligations under any such lease and all security deposits, it being the intention of this Deed of Trust to establish an absolute transfer and assignment of all such leases and agreements and all of the rents, issues, income and profits from the Premises and/or Grantor's operation or ownership thereof unto Beneficiary, and Grantor does hereby appoint irrevocably Beneficiary as Grantor's true and lawful attorney in Grantor's name and stead, which appointment is coupled with an interest and shall not be revocable, to collect all of said rents, issues, income and profits; provided, Grantor shall have a license to collect and retain such rents, issues, income and profits unless and until an Event of Default exists under this Deed of Trust. Grantor assigns to Beneficiary all guarantees of lessee's obligations under leases and all proceeds from settlements relating to terminations of leases and all claims for damages arising from rejection of any lease under the bankruptcy laws. Upon the occurrence of an Event of Default and whether before or after the institution of legal proceedings to foreclose the lien hereof or before or after sale hereunder or during any period of redemption existing by law, forthwith, upon demand of Beneficiary, Grantor shall surrender to Beneficiary and Beneficiary shall be entitled to enter upon and take and maintain possession of the Premises and any leases thereunder and collect and retain any rents, issues, income and profits from the Premises and hold, operate, manage and control the Premises and any such leases and to do such things in its discretion as may be deemed proper or necessary to enforce the payment or security of the rents, issues, income and profits of the Premises and the performance of the tenants' obligations under any leases of the Premises, with full power to cancel or terminate any lease for any cause or on any grounds which would entitle Grantor to cancel the same and to elect to disaffirm any lease made subsequent to this Deed of Trust or subordinated to the lien hereof. All rents and payments received by Grantor after Beneficiary has exercised any of its rights under this assignment or under the Assignment of Leases shall be held by Grantor in trust for Beneficiary and shall be delivered to Beneficiary immediately without demand.

Beneficiary shall not be obligated to perform or discharge any obligation or liability of the landlord under any of said leases and Grantor shall, and does hereby agree to, indemnify and hold Beneficiary harmless of and from any and all expenses, liability, loss or damage which it might incur under said leases or under or by reason of this Deed of Trust. Any amounts incurred by Beneficiary in connection with its rights hereunder, including costs, expenses and attorneys' fees, shall bear interest thereon at the Default Rate, shall be additional Indebtedness and Grantor shall reimburse Beneficiary therefor immediately upon demand. Beneficiary may apply any of said rents, issues, income and profits received to the costs and expenses of collection, including attorneys' fees, to the payment of taxes, assessments and insurance premiums and expenditures for the upkeep of the Premises, to the performance of the landlord's obligations under the leases, to the performance of any of Grantor's covenants hereunder, and to any Indebtedness in such order as Beneficiary may determine. The entering upon and taking possession of the Premises, the collection of such rents, issues, income and profits and the application thereof as aforesaid shall not cure or waive any Event of Default under this Deed of Trust nor in any way operate to prevent Beneficiary from pursuing any other remedy which it may now or hereafter have under the terms of this Deed of Trust nor shall it in any way be deemed to constitute Beneficiary a mortgagee-in-possession. The rights hereunder shall in no way be dependent upon and shall apply without regard to whether the Premises are in danger of being lost, materially injured or damaged or whether the Premises are adequate to discharge the Indebtedness. Grantor represents and agrees that no rent has been or will be paid by any person in possession of any portion of the Premises for more than one installment in advance and that the payment of none of the rents to accrue for any portion of the Premises has been or will be waived, released, reduced, discounted, or otherwise discharged or compromised by Grantor, except as permitted in this
Article 6. Grantor waives any right of set-off against any person in possession of any portion of the Premises. Grantor further agrees that Grantor will not execute or agree to any subsequent assignment of any of the rents, issues, income or profits from the Premises without the prior written consent of Beneficiary. The rights contained herein are in addition to and shall be cumulative with the rights given in the Assignment of Leases. To the extent inconsistent with the terms of this Article 6, the terms of the Assignment of Leases shall control.

                                    ARTICLE 7
                                    ---------

                              RIGHTS OF BENEFICIARY
                              ---------------------

                     SECTION 7.1 RIGHT TO CURE EVENT OF DEFAULT. If Grantor shall fail to comply with any of the covenants or obligations of this Deed of Trust, Beneficiary may, but shall not be obligated to, without demand upon Grantor, and without waiving or releasing Grantor from any obligation in this Deed of Trust contained, remedy such failure, and Grantor agrees to repay upon demand all sums incurred by Beneficiary in remedying any such failure together with interest at the Default Rate. All such sums, together with interest as aforesaid shall become Indebtedness. No such advance shall be deemed to relieve Grantor from any failure hereunder.

                     SECTION 7.2 NO CLAIM AGAINST BENEFICIARY. Nothing contained in this Deed of Trust shall constitute any consent or request by Beneficiary, express or implied, for the performance of any labor or services or for the furnishing of any materials or other property in respect of the Premises or any part thereof, nor as giving Grantor or any party in interest with Grantor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would create any personal liability against Beneficiary in respect thereof or would permit the making of any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Deed of Trust.

                     SECTION 7.3 INSPECTION. Grantor will permit Beneficiary or its authorized representatives to enter the Premises at all times during normal business hours for the purpose of inspecting the same; provided Beneficiary shall have no duty to make such inspections and shall not incur any liability or obligation for making or not making any such inspections.

                     SECTION 7.4 WAIVERS; RELEASES; RESORT TO OTHER SECURITY; ETC. Without affecting the liability of any party liable for payment of any Indebtedness or performance of any obligation contained herein, and without affecting the rights of Beneficiary with respect to any security not expressly released in writing, Beneficiary may, at any time, and without notice to or the consent of Grantor or any party in interest with the Premises or the Note: (a) release any person liable for payment of all or any part of the Indebtedness or for performance of any obligation herein; (b) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof; (c) accept any additional security; (d) release or otherwise deal with any property, real or personal, including any or all of the Premises, including making partial releases of the Premises; or (e) resort to any security agreements, pledges, contracts of guarantee, assignments of rents and leases or other securities, and exhaust any one or more of said securities and the security hereunder, either concurrently or independently and in such order as it may determine.

                     SECTION 7.5 RIGHTS CUMULATIVE. Each right, power or remedy herein conferred upon Beneficiary is cumulative and in addition to every other right, power or remedy, express or implied, now or hereafter arising, available to Beneficiary, at law or in equity, or under the Code, or under any other agreement, and each and every right, power and remedy of Beneficiary herein set forth or otherwise so existing shall be cumulative to the maximum extent permitted by law and may be exercised from time to time as often and in such order as may be deemed expedient by Beneficiary and any such exercise shall not be a waiver of the right to exercise at any time thereafter any other right, power or remedy. No delay or omission by Beneficiary in the exercise of any right, power or remedy arising hereunder or arising otherwise shall impair any such right, power or remedy or the right of Beneficiary to resort thereto at a later date or be construed to be a waiver of any Event of Default under this Deed of Trust or the Note.

                     SECTION 7.6 SUBSEQUENT AGREEMENTS. Any agreement hereafter made by Grantor and Beneficiary pursuant to this Deed of Trust shall be superior to the rights of the holder of any intervening lien or encumbrance.

                     SECTION 7.7 WAIVER OF APPRAISEMENT, HOMESTEAD, MARSHALING. Grantor hereby waives to the full extent lawfully allowed the benefit of any homestead, appraisement, evaluation, stay and extension laws now or hereafter in force. Grantor hereby waives any rights available with respect to marshaling of assets so as to require the separate sales of any portion of the Premises, or as to require Beneficiary to exhaust its remedies against a specific portion of the Premises before proceeding against the other and does hereby expressly consent to and authorize the sale of the Premises or any part thereof as a single unit or parcel. Grantor also hereby waives any and all rights of reinstatement and redemption from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of Grantor, and each and every person acquiring any interest in, or title to the Premises described herein subsequent to the date of this Deed of Trust, and on behalf of all other persons to the extent permitted by applicable law.

                     SECTION 7.8 BUSINESS LOAN REPRESENTATION. Grantor represents and warrants to Beneficiary that the Loan evidenced by the Note is a business loan transacted solely for the purpose of carrying on the business of Grantor and not a consumer transaction and that the Premises does not constitute the homestead of Grantor.

                     SECTION 7.9 DISHONORED CHECKS. In the event Grantor shall send to Beneficiary two (2) or more checks in any twelve (12) month period which are not honored by the bank, for any reason, Beneficiary shall have the right to require that all future payments be made by certified check, or other good funds, at Beneficiary's option.

                                    ARTICLE 8
                                    ---------

                         EVENTS OF DEFAULT AND REMEDIES
                         ------------------------------

                     SECTION 8.1 EVENTS OF DEFAULT. In addition to the occurrence of any event designated as an Event of Default hereunder or under any other Loan Document, the occurrence of any of the following shall be deemed an event of default under this Deed of Trust (hereinafter referred to as an "Event of Default"):

                               (a) Grantor or any co-maker, guarantor or surety
                     shall fail to pay any principal, premium, if any, or interest on the Note when and as the same becomes due (whether at the stated maturity or at a date fixed for any installment payment or any accelerated payment date or otherwise); or

                               (b) Grantor shall fail to deposit the Charges
                     with Beneficiary or to pay when due any other Indebtedness; or

                               (c) Grantor shall breach or fail to comply with
                     or perform any other term, condition or covenant of the Note, this Deed of Trust, the Assignment of Leases or any other Loan Document, and, unless a different cure period is provided for (in which case such different cure period shall apply), the continuance of such breach or failure for a period of more than thirty (30) days after the giving of written notice of such breach or failure from Beneficiary to Grantor, provided, however, that if such breach or failure is of such a nature that it cannot be cured within the initial thirty (30) day period, Grantor shall have such additional time [not to exceed an additional thirty (30) days] within which to cure such breach or failure provided that Grantor commences to cure such breach or failure within the initial (30) day period, and thereafter diligently prosecutes such curing to completion. Notwithstanding anything to the contrary contained herein, Grantor shall not be entitled to receive any written notice or have the benefit of any grace period if such breach involves the breach of the provisions of Section 2.9 hereof; or

                               (d) Grantor or any co-maker, guarantor or surety
                     of the Note shall make an assignment for the benefit of its creditors, or shall admit in writing its inability to pay its debts as they become due, or shall file a petition in bankruptcy, or shall be adjudicated a bankrupt or insolvent, or shall file a petition seeking any reorganization, dissolution, liquidation, arrangement, composition, readjustment or similar relief under any present or future bankruptcy or insolvency statute, law or regulation or shall file an answer admitting to or not contesting the material allegations of a petition filed against it in such proceedings, or shall not within sixty
                     (60) days after the filing of such a petition have the same dismissed or vacated, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of a material part of its properties, or shall not within sixty (60) days after the appointment without the consent or acquiescence of it of a trustee, receiver or liquidator of any material part of its properties have such appointment vacated; or

                               (e) Any certification, representation or warranty
                     made by Grantor herein, in the Note or in any other instrument or certificate now or hereafter given as security for the Note or made in connection with the application for the Loan or given as an inducement to Beneficiary to make the Loan shall be false, breached or dishonored in any material respect, and, provided that such certification, representation or warranty is of such a nature that it can be corrected so as to make it not false, breached or dishonored, and the continuance of such falsity, breach or dishonor for a period of more than thirty (30) days after the giving of written notice thereof from Beneficiary to Grantor, provided, however, that if such falsity, breach or dishonor is of such a nature that it cannot be cured within the initial thirty (30) day period, Grantor shall have such additional time [not to exceed an additional thirty (30) days] within which to cure such falsity, breach or dishonor provided that Grantor commences to cure such falsity, breach or dishonor within the initial (30) day period, and thereafter diligently prosecutes such curing to completion; or

                               (f) The Premises shall be transferred in any
                     manner other than that allowed herein; or

                               (g) Grantor or Guarantor shall be dissolved,
                     liquidated or go out of existence, except as permitted in
                     Section 2.9 hereof; or

                               (h) The occurrence of any event set forth in
                     Sections 9.4 or 10.8 hereof; or

                               (i) The institution of foreclosure or other
                     proceedings to enforce against the Premises or Grantor any junior deed of trust or junior security interest or other lien or encumbrance of any kind upon the Premises or any portion thereof, except when contested to the extent permitted in Section 2.5 hereof.

                     SECTION 8.2 BENEFICIARY'S RIGHT TO ACCELERATE. If an Event of Default shall occur, Beneficiary may immediately and without notice to Grantor declare the entire unpaid principal balance of the Note together with all other Indebtedness to be immediately due and payable, and thereupon all such unpaid principal balance of the Note together with all accrued interest thereon, any prepayment premium under the terms of the Note and all other Indebtedness shall be and become immediately due and payable.

                     SECTION 8.3 REMEDIES OF BENEFICIARY AND RIGHT TO FORECLOSE. Upon the occurrence of an Event of Default, Grantor hereby authorizes and fully empowers Beneficiary to foreclose this Deed of Trust, judicially or non-judicially, or by such other statutory procedures available in the state in which the Premises are located, at the option of Beneficiary, with full authority to sell the Premises at public auction and convey the same to the purchaser in fee simple, all in accordance with and in the manner prescribed by law, and out of the proceeds arising from sale and foreclosure to retain the principal and interest due on the Note and all other indebtedness together with all sums of money as Beneficiary shall have expended or advanced pursuant to this Deed of Trust or pursuant to statute together with interest thereon as herein provided and all costs and expenses of such foreclosure, including lawful attorneys' fees, with the balance, if any, to be paid to the persons entitled thereto by law.

                     SECTION 8.4 RECEIVER. Upon the occurrence of an Event of Default, Beneficiary shall be entitled as a matter of right without notice and without regard to the solvency or insolvency of Grantor, or the existence of waste of the Premises or the value or adequacy of the security of the Premises, and without giving bond apply for the appointment of a receiver in accordance with the statutes and law made and provided for, who shall collect the rents, issues, profits and all other income of any kind; manage the Premises so to prevent waste; execute leases within or beyond the period of receivership, pay all expenses for normal maintenance of the Premises and perform the terms of this Deed of Trust and apply the rents, issues, income and profits to the costs and expenses of the receivership, including attorneys' fees, to the repayment of the Indebtedness and to the operation, maintenance and upkeep and repair of the Premises, including payment of taxes on the Premises and payments of premiums of insurance on the Premises and any other rights permitted by law. To the extent permitted by law, Grantor does hereby irrevocably consent to such appointment. The receiver may, to the extent permitted under applicable law, without notice, enter upon and take possession of the Premises, or any part thereof, by force, summary proceedings, ejectment or otherwise, and remove Grantor or any other person or entity and any personal property therefrom, and may hold, operate and manage the same, receive all rents, earnings, incomes, issues and proceeds and do the things the receiver finds necessary to preserve and protect the Premises, whether during pendency of foreclosure, during a redemption period, if any, or otherwise.

                     SECTION 8.5 RIGHTS UNDER UNIFORM COMMERCIAL CODE. In addition to the rights available to a beneficiary of a deed of trust on, or to a mortgagee of, real property, Beneficiary shall also have all the rights, remedies and recourse available to a secured party under the Code including the right to proceed under the provisions of the Code governing default as to any Collateral as defined in this Deed of Trust which may be included on the Premises or which may be deemed non-realty in a foreclosure of this Deed of Trust or to proceed as to such Collateral in accordance with the procedures and remedies available pursuant to a foreclosure of real estate.

                     SECTION 8.6 RIGHT TO DISCONTINUE PROCEEDINGS. In the event Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under this Deed of Trust and shall thereafter elect to discontinue or abandon the same for any reason, Beneficiary shall have the unqualified right to do so and in such event Grantor and Beneficiary shall be restored to their former positions with respect to the Indebtedness, in which case this Deed of Trust and all rights, remedies and recourse of Beneficiary shall continue as if such action or exercise of a right had not been invoked.

                     SECTION 8.7 WAIVERS. Grantor also waives the benefit of all laws now existing or that may hereafter be enacted providing for (i) any appraisal before sale of any portion of the Premises, and (ii) in any way extending the time for the enforcement and collection of the Note or this Deed of Trust or creating or extending a period of redemption from any sale made in collecting said debt. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter enforced providing for any appraisal, evaluation, stay, extension or redemption and Grantor, to the extent permitted by law, waives and releases all rights of redemption, valuation, appraisal, stay of execution, notice of election to mature or declare due the whole of the Indebtedness and marshaling in the event of foreclosure of the liens hereby created.

                                    ARTICLE 9
                                    ---------

                               HAZARDOUS MATERIALS
                               -------------------

                     SECTION 9.1 DEFINITIONS. The term "Hazardous Materials or Wastes" shall mean any hazardous or toxic materials, pollutants, chemicals, or contaminants, including without limitation, asbestos, polychlorinated biphenyls
(PCBs) and petroleum products as defined, determined or identified as such in any "Laws" (as hereinafter defined). The term "Laws" means any federal, state or local laws, rules or regulations (whether now existing or hereinafter enacted or promulgated) including, without limitation, the Clean Water Act, 33 U.S.C.ss.1251 et seq. (1972); the Clean Air Act, 42 U.S.C.ss.7401 et seq.
(1970); the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Subsection 1802 et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Subsection 6901 et seq.; the Hazardous Materials Transportation Act, as amended, 42 U.S.C.ss.1801 et seq.; any similar state laws, as well as any judicial or administrative interpretation thereof, including any judicial or administrative orders or judgments.

                     SECTION 9.2 REPRESENTATIONS BY GRANTOR. Grantor hereby represents to Beneficiary that, to the best of Grantor's knowledge after due inquiry, and except as may be set forth in environmental report dated April 21, 1996, prepared by Northwest Envirocon Inc. with respect to the Premises, (a) the Premises has never been used either by previous owners or occupants or by Grantor or current occupants to generate, manufacture, refine, transport, treat, store, handle or dispose of asbestos or any Hazardous Materials or Wastes and no such asbestos or Hazardous Materials or Wastes exist on the Premises or in its soil or groundwater; (b) no portion of the improvements on the Premises has been constructed with asbestos, asbestos-containing materials, urea formaldehyde insulation or any other chemical or substance which has been determined to be a hazard to health and/or the environment; (c) there are not now nor have there been electrical transformers or other equipment which have dielectric fluid-containing polychlorinated biphenyls (PCBs) located in, on or under the Premises; and (d) the Premises has never contained any underground storage tanks. Grantor has not received nor does it have any knowledge of any summons, citation, directive, letter or other communication, written or oral, from any local, state or federal governmental agency concerning (i) the existence of Hazardous Materials or Wastes on the Premises or in the immediate vicinity or (ii) the releasing, spilling, leaking, pumping, pouring, emitting, emptying, or dumping of Hazardous Materials or Wastes onto the Premises or into waters or other lands.

                     SECTION 9.3 COVENANTS BY GRANTOR. Grantor hereby covenants to Beneficiary that, until such time as title to the Premises has passed to Beneficiary by foreclosure or otherwise, or Beneficiary or a receiver appointed at the request of Beneficiary has taken control of the Premises: (a) Grantor shall (i) comply and shall cause all occupants of the Premises to comply with all federal, state and local laws, rules, regulations and orders with respect to the discharge, generation, removal, transportation, storage and handling of Hazardous Materials or Wastes, (ii) remove any Hazardous Materials or Wastes immediately upon discovery of same, in accordance with applicable laws, ordinances and orders of governmental authorities having jurisdiction thereof,
(iii) pay or cause to be paid all costs associated with such removal, and (iv) indemnify Beneficiary from and against all losses, claims and costs arising out of the migration of Hazardous Materials or Wastes from or through the Premises onto or under other properties; (b) Grantor shall keep the Premises free of any lien imposed pursuant to any state or federal law, rule, regulation or order in connection with the existence of Hazardous Materials or Wastes on the Premises;
(c) Grantor shall not install or permit to be installed or to exist in or on the Premises any asbestos, asbestos-containing materials, urea formaldehyde insulation or any other chemical or substance which has been determined to be a hazard to health and environment; (d) Grantor shall not cause or permit to exist, as a result of an intentional or unintentional act or omission on the part of Grantor or any occupant of the Premises, a releasing, spilling, leaking, pumping, emitting, pouring, emptying or dumping of any Hazardous Materials or Wastes onto the Premises or into waters or other lands; and (e) Grantor shall give all notifications and prepare all reports required by Laws or any other law with respect to Hazardous Materials or Wastes existing on, released from or emitted from the Premises.

                     SECTION 9.4 EVENTS OF DEFAULT AND REMEDIES. It shall constitute an Event of Default hereunder and Beneficiary shall be entitled to exercise all remedies available to it hereunder if: (a) any of Grantor's representations contained in Section 9.2 hereof prove to be false, inaccurate or misleading; (b) Grantor shall fail to comply with the covenants contained in
Section 9.3 hereof; (c) any Hazardous Materials or Wastes are hereafter found to exist on the Premises or in its soil or groundwater; or (d) any summons, citation, directive, letter or other communication, written or oral, shall be issued by any local, state or federal governmental agency concerning the matters described in Section 9.2(d)(i) and (ii) above. Grantor hereby grants Beneficiary and its employees and agents an irrevocable and non-exclusive license to enter the Premises, subject to rights of tenants, in order to inspect, conduct testing and remove Hazardous Materials or Wastes. All costs of such inspection, testing and removal shall immediately become due and payable to Beneficiary, shall bear interest at the Default Rate, shall be secured by this Deed of Trust and shall constitute additional Indebtedness.

                     SECTION 9.5 INDEMNIFICATION. Grantor shall, and hereby agrees to, defend, indemnify and hold harmless Beneficiary, its directors, officers, employees, agents, contractors, subcontractors, licensees, invitees, successors and assigns (the "Indemnified Parties") from and against any and all claims, losses, damages, liabilities, judgments, costs and expenses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense and settlement of claims or remediation of contamination) incurred by the Indemnified Parties as a result of or in connection with the presence or removal of Hazardous Materials or Wastes or as a result of or in connection with activities prohibited under this Article. Grantor shall bear, pay and discharge, as and when the same become due and payable, any and all such judgments or claims for damages, penalties or otherwise, against the Indemnified Parties, shall hold the Indemnified Parties harmless against all claims, losses, damages, liabilities, costs and expenses, and shall assume the burden and expense of defending all suits, administrative proceedings, and negotiations of any description with any and all persons, political subdivisions or government agencies arising out of any of the occurrences set forth in this Article. This indemnification shall remain in full force and effect and shall survive the repayment of the Indebtedness and the satisfaction of the documents securing the same, as well as the exercise of any remedy by Beneficiary hereunder or under the other documents securing this Deed of Trust or the acceptance of a deed in lieu of foreclosure. This indemnification shall not apply to any matter which Grantor proves occurred after title to the Premises has passed to Beneficiary by foreclosure or otherwise, or Beneficiary or a receiver appointed at the request of Beneficiary has taken control of the Premises.

                     SECTION 9.6 LOSS OF VALUE. Grantor hereby assures Beneficiary that Beneficiary will not suffer loss due to diminution of value of the Premises, whether during the term hereof or thereafter, due to Hazardous Material or Wastes upon the Premises, except for those Grantor proves were introduced onto the Premises after title has passed to Beneficiary by foreclosure or otherwise, or Beneficiary or a receiver appointed at the request of Beneficiary has taken control of the Premises, and will, upon demand, reimburse Beneficiary for any such loss of value.

                                   ARTICLE 10
                                   ----------

                                  MISCELLANEOUS
                                  -------------

                     SECTION 10.1 RELEASE OF DEED OF TRUST. When all Indebtedness has been paid, this Deed of Trust and all assignments herein contained shall, except as otherwise provided herein, terminate and shall be released by Beneficiary, at no out-of-pocket expense to Beneficiary, executing such documents as are necessary to release this Deed of Trust, which documents shall be procured at Grantor's expense.

                     SECTION 10.2 CHOICE OF LAW. This Deed of Trust is made and executed under the laws of the State of Washington and is intended to be governed by and construed in accordance with the laws of said State.

                     SECTION 10.3 SUCCESSORS AND ASSIGNS. This Deed of Trust and each and every covenant, agreement and other provision hereof shall be binding upon Grantor and its successors and assigns, including without limitation, each and every person or entity that may, from time to time, be record owner of the Premises or any person or entity, other than Beneficiary, having an interest therein, shall run with the land and shall inure to the benefit of Beneficiary and its successors and assigns. As used herein, the words "successors and assigns" shall also be deemed to include the heirs, representatives, administrators and executors of any natural person who is a party to this Deed of Trust. Nothing in this Section shall be construed to constitute consent by Beneficiary to assignment by Grantor.

                     SECTION 10.4 PARTIAL INVALIDITY. All rights, powers and remedies provided herein are intended to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable or not entitled to be recorded, registered or filed under any applicable law. If any term of this Deed of Trust shall be held to be invalid, illegal or unenforceable, the validity and enforceability of the other terms of this Deed of Trust shall in no way be affected thereby.

                     SECTION 10.5 CAPTIONS AND HEADINGS. The captions and headings of the various articles and sections of this Deed of Trust are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

                     SECTION 10.6 NOTICES. Any notice which any party hereto may desire or may be required to give to any other party shall be in writing and either (a) mailed by certified mail, return receipt requested, or (b) sent by an overnight carrier which provides for a return receipt, or (c) sent by facsimile followed up by mailing of such notice by either of the methods set forth in (a) or (b) above on the day of sending such facsimile or the next succeeding business day. Any such notice shall be sent to the respective party's address as set forth on Page 1 of this Deed of Trust or to such other address as such party may, by notice in writing given in compliance with this Section 10.6, designate as its address. Any such notice shall constitute service of notice hereunder three (3) days after the mailing thereof by certified mail, one (1) day after the sending thereof by overnight carrier, and on the same day as the sending of a facsimile pursuant to the terms hereof.

                     SECTION 10.7 BUILDING USE. During the entire term of the Note and this Deed of Trust, Grantor agrees not to convert the Premises to a condominium of any kind or to any use other than as a retail office building. In that connection, Grantor covenants that the sale of units and/or recording of condominium documents on the Premises or any part thereof shall constitute an Event of Default hereunder.

                     SECTION 10.8 MANAGEMENT OF THE PREMISES. Grantor acknowledges that the successful management of the Premises is of critical importance to Beneficiary and a primary inducement in the making of the Loan. In the event management becomes unsatisfactory, Beneficiary shall notify Grantor of the same and Grantor shall, within thirty (30) days of such notice, correct any management deficiencies. Failure to so correct shall constitute an Event of Default hereunder. Present management of the Premises by Guarantor is acceptable to Beneficiary at the time of execution of this Deed of Trust.

                     SECTION 10.9 AMENDMENT/MODIFICATION. Amendment to, waiver of or modification of any provision of this Deed of Trust must be made in writing. No oral waiver, amendment, or modification may be implied.

                     SECTION 10.10 SUBSTITUTION OF THE TRUSTEE. Beneficiary may remove the Trustee at any time or from time to time, with or without cause, and appoint a successor trustee, and upon such appointment, all powers, rights, duties and authority of the Trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall be appointed by written instrument duly recorded in the county or counties where the real property covered hereby is located, which appointment may be executed by any authorized agent of Beneficiary or in any other manner permitted by applicable law.

                     SECTION 10.11 REPRESENTATIONS OF GRANTOR. Grantor affirmatively represents and warrants that the written terms of the Note, this Deed of Trust, the Assignment of Leases, the financing statements and other documents executed in connection with the Loan, and each of them, accurately reflect the understanding of Grantor, as to all matters addressed therein, and Grantor further represents and warrants that there are no other agreements or understandings, written or oral, which exist between Grantor and Beneficiary relating to the matters addressed in said documents. Grantor hereby waives any claims against Beneficiary that Grantor may now have or may hereafter acquire to the effect that the actual understanding of Grantor and Beneficiary may not be accurately set forth in such documents.

                     SECTION 10.12 BENEFICIARY'S EXPENSE. Should Beneficiary make any payments hereunder or under the Note or under any of the other documents securing the Note or incur any liability, loss or damage under or by reason of this Deed of Trust, the Note or any other Loan Documents, or in the defense of any claims or demands, the amount thereof, and all costs and expenses, including all filing, recording, and title fees and any other expenses relating to the Loan, including without limitation, filing fees for UCC continuation statements and any expense involving modification thereto, attorneys' fees, and any and all costs and expenses incurred in connection with making, performing, or collecting the Indebtedness or exercising any of Beneficiary's rights under the Note, this Deed of Trust or any other Loan Documents, including reasonable attorneys' fees, the cost of appraisals and the cost of any environmental inspections in connection therewith, and all claims for brokerage and finder's fees which may be made in connection with the making of the Loan, together with interest thereon, at the Default Rate, shall become part of the Indebtedness and shall be secured by this Deed of Trust and the other Loan Documents and Grantor hereby agrees to reimburse Beneficiary therefor immediately upon demand. Such sums, costs and expenses shall be, until so paid, part of the Indebtedness and Beneficiary shall be entitled, to the extent permitted by law, to receive and retain the full amount of the Indebtedness in any action for redemption by Grantor, for an accounting for the proceeds of a foreclosure sale or of insurance proceeds or for apportionment of an eminent domain damage award.

                     SECTION 10.13 BENEFICIARY'S RIGHT TO COUNSEL. If Beneficiary retains attorneys to enforce any of the terms hereof or of the Note or of any of the other Loan Documents or because of the breach by Grantor of any of the terms hereof or of the Note or of any of the Loan Documents, or for the recovery of any sum secured hereby or by any of the other Loan Documents, Grantor shall pay to Beneficiary attorneys' fees and all costs and expenses, whether or not an action is actually commenced, and the right to such attorneys' fees and all costs and expenses shall be deemed to have accrued on the date such attorneys are retained, shall include fees and costs in connection with litigation (including at trial), arbitration, mediation and/or administrative proceedings, and shall be enforceable whether or not such action is prosecuted to judgment and shall include all appeals. Attorneys' fees and expenses shall for purposes of this Deed of Trust include all paralegal, electronic research, legal specialists and all other costs in connection with the performance of Beneficiary's attorneys.

                     If Beneficiary is, by reason of being the holder of this Deed of Trust, made a party defendant in any litigation or other proceedings concerning this Deed of Trust or the Premises or any part thereof or therein, or the construction, maintenance, operation or the occupancy or use thereof by Grantor, then Grantor shall, and does hereby agree to, indemnify, defend and hold Beneficiary harmless from and against all liability by reason of said litigation or other proceedings, including reasonable attorneys' fees and all costs and expenses incurred by Beneficiary in any such litigation or other proceedings, whether or not any such litigation or other proceedings is prosecuted to judgment or other determination.

                     SECTION 10.14 OTHER REPRESENTATIONS AND WARRANTIES. All statements contained in any loan application, certificate or other instrument delivered by or on behalf of Grantor to Beneficiary or Beneficiary's representatives in connection with the Loan, including without limitation, those certain representations and warranties made by Grantor in that certain Borrower's Closing Certificate of even date herewith from Grantor to Beneficiary, shall constitute representations and warranties made by Grantor hereunder. Such representations and warranties made hereunder and thereunder shall survive the delivery of this Deed of Trust, and any misrepresentations thereunder shall be deemed as misrepresentations hereunder.

                     SECTION 10.15 LIMITATION OF INTEREST. It is the intent of Grantor and Beneficiary in the execution of this Deed of Trust and the Note and all other Loan Documents to contract in strict compliance with the usury laws of the State of Washington governing the Note. In furtherance thereof, Beneficiary and Grantor stipulate and agree that none of the terms and provisions contained herein or in the Note or in any Loan Document shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by the laws of the State of Washington. Grantor, or any guarantor, endorser or other party now or hereafter becoming liable for the payment of the Note shall never be required to pay interest on the Note at a rate in excess of the maximum interest that may be lawfully charged under the laws of the State of Washington and the provisions of this Section shall control over all other provisions of the Note and any other instrument executed in connection herewith which may be in apparent conflict herewith. If, from any circumstances whatsoever fulfillment of any provision of the Note, this Deed of Trust or any Loan Document, at the time performance of such provision shall be due, shall involve transcending the limit on interest presently prescribed by any applicable usury statute or any other applicable law, with regard to obligations of like character and amount, then Beneficiary may, at its option (a) reduce the obligations to be fulfilled to such limit on interest, or (b) apply the amount that would exceed such limit on interest to the reduction of the outstanding principal balance of the Note, and not to the payment of interest, with the same force and effect as though Grantor had specifically designated such sums to be so applied to principal and Beneficiary had agreed to accept such extra payment(s) as a prepayment without a fee, so that in no event shall any exaction be possible under the Note that is in excess of the applicable limit on interest. If a surplus remains after full payment of principal and lawful interest, the surplus shall be remitted to Grantor by Beneficiary, and Grantor hereby agrees to accept such remittance.

                     SECTION 10.16 TIME OF THE ESSENCE. Grantor agrees that time is of the essence with respect to all of the covenants, agreements and representations under this Deed of Trust.

                     SECTION 10.17 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties and covenants contained herein or in any other Loan Document executed by Grantor in connection herewith shall survive the delivery of the Note, this Deed of Trust and all other Loan Documents executed in connection herewith and the provisions hereof shall continue to inure to the benefit of Beneficiary, its successors and assigns.

                     SECTION 10.18 WAIVER OF JURY TRIAL. NO PARTY TO THIS DEED OF TRUST OR ANY ASSIGNEE, SUCCESSOR, HEIR OR PERSONAL REPRESENTATIVE OF A PARTY SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEEDINGS

BASED UPON OR ARISING OUT OF THIS DEED OF TRUST, ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS OR THE DEALINGS OR THE RELATIONSHIP BETWEEN OR AMONG THE PARTIES, OR ANY OF THEM. NO PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION, IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT OR HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

                     SECTION 10.19 MINIMUM REQUIREMENT. Grantor recognizes that the requirements imposed upon Grantor hereunder, including, without limitation, insurance requirements, are minimum requirements as determined by Beneficiary and do not constitute a representation that the requirements are complete or adequate. Grantor understands that it is Grantor's duty and responsibility to act prudently and responsibly at all times for Grantor's protection and for the protection of the Premises.

                     SECTION 10.20 INTEREST RATE ADJUSTMENT. Pursuant to the terms of the Note, Beneficiary shall adjust the rate of interest on the Note at the end of the fifth (5th) Loan Year, all as more fully provided for in the Note, the terms of which are hereby incorporated herein by this reference.

                     SECTION 10.21 ORAL AGREEMENTS OR COMMITMENTS. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

                     SECTION 10.22 POWERS OF TRUSTEE. From time to time upon written request of Beneficiary and presentation of this Deed of Trust for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or performance of the obligation secured hereby, Trustee may, without liability therefor and without notice (a) reconvey all or any part of the Premises; (b) consent to the making of any map or plat thereof;
(c) join in granting any easement thereon; (d) join in any declaration of covenants and restrictions; or (e) join in any extension agreement or any agreement subordinating the lien or charge hereof. Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trusts hereunder and the enforcement of the rights and remedies available hereunder, and Trustee or Beneficiary may obtain orders or decrees directing or confirming or approving acts in the execution of said trusts and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding unless held or commenced and maintained by Trustee under this Deed of Trust. Trustor shall pay to Trustee reasonable compensation and reimbursement for services and expenses in the administration of the trusts created hereunder, including reasonable attorneys' fees. Trustor hereby agrees to indemnify Trustee against all losses, claims, demands and liability which it may incur, suffer or sustain in the execution of the trust or trusts created hereunder or in the performance of any act required or permitted hereunder or by law.

                     SECTION 10.23 PARTIAL NON-RECOURSE TO TRUSTOR AND THE PARTNERS OF TRUSTOR. The Note contains provisions with respect to limitation of the liability of Trustor and the partners of Trustor with respect to the Loan, which provisions are incorporated herein by this reference.

                     SECTION 10.24 ANNEX PROPERTY AND DECLARATION. Grantor is the owner of certain real property (the "Annex Property") located in Spokane County, Washington, which Annex Property is contiguous to the Premises and which shares the use of certain common facilities with the Premises. The Declaration contains reciprocal easements for the respective benefit of the Premises and the Annex Property. Grantor shall comply with all terms and provisions of the Declaration, and shall pay all fees or charges of any kind in connection therewith. Grantor further covenants that it (a) shall not join in the termination or amendment of the Declaration without the prior written consent of Beneficiary; and (b) shall use its best efforts to give Beneficiary telephonic notice within one (1) day, and shall give Beneficiary written notice (which shall include a copy of any notice received by Grantor) within three (3) days, of Grantor's receipt of any notice received by or on behalf of Grantor with respect to Grantor's non-compliance with any of the provisions of the Declaration. If Grantor fails to correct the conditions specified in the notice to it, Beneficiary may do so, at the sole cost and expense of Grantor, and Grantor shall reimburse Beneficiary for such cost and expense upon demand. Any amount so expended by Beneficiary shall bear interest at the "Default Rate" (as defined in the Note) from the date of expenditure, until repaid to Beneficiary, and shall be secured by the Deed of Trust.

                     SECTION 10.25 COUNTERPARTS. This Deed of Trust may be executed in any number of counterparts, all of which shall constitute but one and the same document.

                     SECTION 10.26 DATING OF THIS DEED OF TRUST. The parties hereto hereby authorize and instruct TRANSNATION TITLE INSURANCE COMPANY, an Arizona corporation ("Transnation Title"), to fill in the date of this Deed of Trust with the date on which the "Loan Increase Advance" (as defined in the Note) is disbursed by Beneficiary by a wire transfer to the account of Transnation Title pursuant to the instructions of Grantor, notwithstanding the fact that such funds may not have been actually received by Transnation Title on the date of disbursement by Beneficiary, all as more fully provided in the Note.

                     IN WITNESS WHEREOF, Grantor and Beneficiary have executed this Amendment and Restatement of Deed of Trust and Security Agreement and Fixture Financing Statement with Assignment of Leases and Rents to be effective (although not necessarily signed) as of the date first above written.

                          WESTCOAST HOSPITALITY, LIMITED PARTNERSHIP, a Delaware limited partnership

                          By: WESTCOAST HOSPITALITY CORPORATION, a Washington corporation
                                     General Partner


                                     By
                                        ------------------------------------
                                          Donald K. Barbieri
                                          Its President


                          IDS LIFE INSURANCE COMPANY, a  Minnesota corporation


                          By
                             -----------------------------------------------

                          Its
                             -----------------------------------------------

                          By
                             -----------------------------------------------

                          Its
                             -----------------------------------------------

STATE OF WASHINGTON)
                   ) ss.
County of Spokane  )

           I certify that I know or have satisfactory evidence that DONALD K. BARBIERI the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument and acknowledged it as the President of WESTCOasT Hospitality CORPORATION, a Washington corporation, in its capacity as the General Partner of WESTCOAST Hospitality, Limited Partnership, a Delaware limited partnership, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

                     DATED:    May __, 2001.

                                                -------------------------------
                                                (Signature)

(Seal or Stamp)
                                                My Appointment Expires:

                                                -------------------------------

STATE OF MINNESOTA)
                  )  ss.
County of Hennepin)

                     The foregoing instrument was acknowledged before me this ___ day of May, 2001, by ______________________ and ___________________________,
the ________________________ and _____________________, respectively, of IDS
LIFE INSURANCE COMPANY, a Minnesota corporation, on behalf of the corporation.

                                                     --------------------------
                                                     Notary Public

My Commission Expires: